                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RAILAMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               RAILAMERICA, INC.
                       5300 BROKEN SOUND BOULEVARD, N.W.
                           BOCA RATON, FLORIDA 33487
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2000
--------------------------------------------------------------------------------

To the Stockholders of RAILAMERICA, INC.:

     YOU ARE HEREBY INVITED to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of RailAmerica, Inc., a Delaware corporation (the "Company"), which will be held at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486, on Thursday, June 22, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect three Class II Directors to hold office for terms of three years or until their successors are duly elected and qualified;


     2. To consider and vote upon a proposal to approve the amendment of the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 30,000,000 shares to 60,000,000 shares;



     3. To consider and vote upon a proposal to approve and adopt amendments to the Company's 1998 Executive Incentive Compensation Plan providing (a) that the maximum number of shares that may be subject to awards under the 1998 Executive Incentive Compensation Plan will be equal to the sum of (i) 15% of the number of shares of Common Stock of the Company that are outstanding as of April 15, 2000, plus (ii) 15% of the number of shares of Common Stock of the Company issued after April 15, 2000 (including any shares issued as a result of conversions of preferred stock and/or debt obligations of the Company into shares of Common Stock), plus (iii) the number of shares of Common Stock that are surrendered in payment of any awards or any tax withholding with regard thereto, minus (iv) the number of shares that are subject to outstanding awards under the Preexisting Plan (as defined) and (b) the maximum number of shares which may be received by any one individual during any fiscal year pursuant to awards thereunder may not exceed 4% of the number of shares of Common Stock of the Company issued and outstanding as of April 15, 2000.


     4. To consider and vote upon a proposal to approve and adopt amendments to the Company's Amended and Restated 1995 Non-Employee Director Stock Option Plan (a) to increase the number of shares eligible for grant from 500,000 to 750,000, (b) to provide for additional annual grants of options to purchase shares of Common Stock to directors in addition to the grant of options made upon appointment as a director and (c) to provide for a vesting schedule whereby the options would vest one-third on the date of grant and then one-third annually on each of the two consecutive anniversaries of the date of grant; and

     5. To transact such other business as may properly come before the Annual Meeting and any and all postponements or adjournments thereof.

     You are cordially invited to attend; however, only stockholders of record at the close of business on May 15, 2000, shall be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

                                            By order of the Board of Directors

                                            /s/ Gary O. Marino
                                            GARY O. MARINO
                                            Chairman of the Board, Chief
                                            Executive Officer and President

Boca Raton, Florida

May 23, 2000


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. EVEN IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                               RAILAMERICA, INC.
                 ---------------------------------------------

                                PROXY STATEMENT

                 ---------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of RailAmerica, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486, on Thursday, June 22, 2000, at 10:00 a.m., local time, or at any and all postponements or adjournments thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Stockholders.


     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is on May 23, 2000. Stockholders should review the information provided herein in conjunction with the Company's 1999 Annual Report to Stockholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487, and its telephone number is (561) 994-6015.


                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally and by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities. The Company, at this time, does not anticipate retaining a third party proxy solicitation firm; however, should the Company determine that it is in its best interests to retain the services of such a solicitation firm, the Company will pay for all costs and expenses of such solicitation firm. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. American Stock Transfer & Trust Company acts as the Company's transfer agent and, as part of its services to the Company, may solicit the return of voted proxies from banks, brokers, nominees and intermediaries. American Stock Transfer & Trust Company does not receive any set compensation for such services, other than compensation it receives for acting as transfer agent.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

     1. The election of three Class II Directors to hold office for terms of three years or until their successors are duly elected and qualified;

     2. A proposal to approve the amendment of the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Company to increase the number of authorized shares of Common Stock from 30,000,000 shares to 60,000,000 shares;



     3. A proposal to approve and adopt amendments to the Company's 1998 Executive Incentive Compensation Plan (the "1998 Incentive Plan") providing (a) that the maximum number of shares that may be subject to awards under the 1998 Incentive Plan will be equal to the sum of (i) 15% of the number of shares of Common Stock of the Company that are outstanding as of April 15, 2000, plus (ii) 15% of the number of shares of Common Stock of the Company issued after April 15, 2000 (including any shares issued as a result of conversions of preferred stock and/or debt obligations of the Company into shares of Common Stock), plus
(iii) the number of shares of Common Stock that are surrendered in payment of any awards or any tax withholding with regard thereto, minus (iv) the number of shares that are subject to outstanding awards under the Preexisting Plan (as defined) and (b) the maximum number of shares which may be received by any one individual during any fiscal year pursuant to awards thereunder may not exceed 4% of the number of shares of Common Stock of the Company issued and outstanding as of April 15, 2000.



     4. A proposal to approve and adopt amendments to the Company's Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "Directors Plan") (a) to increase the number of shares of Common Stock available eligible for grant from 500,000 to 750,000, (b) to provide for additional annual grants of options to purchase shares of Common Stock to directors in addition to the grant of options made upon appointment as a director and (c) to provide for a vesting schedule whereby the options would vest one-third on the date of grant and then one-third annually on each of the two consecutive anniversaries of the date of grant; and


     5. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the three nominees for Class II director named below, (b) FOR the proposal to approve the amendment of the Certificate of Incorporation, (c) FOR the proposal to approve and adopt the amendments to the 1998 Incentive Plan and (d) FOR the proposal to approve and adopt the amendments to the Directors Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, his, her or its shares will be voted in accordance with the specification so made.

     The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on May 15, 2000, as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 18,502,605 shares of Common Stock issued and outstanding (not including treasury shares), all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for Directors.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment of the Certificate of Incorporation. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to (i) approve and adopt the amendments to the 1998 Incentive Plan and (ii) approve and adopt the amendments to the Directors Plan. Any other matter that may be submitted to a vote of the stockholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Certificate of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.


     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. However, a broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 5300 Broken South Boulevard, N.W., Boca Raton, Florida 33487, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

                               SECURITY OWNERSHIP


     The following table sets forth, as of May 22, 2000, the number of shares of Common Stock that were owned beneficially by (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each Director, (iii) the Named Executive Officers (as defined in "Executive Compensation") and (iv) all Directors and executive officers of the Company as a group:



                                                          AMOUNT AND NATURE            PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                  OF BENEFICIAL OWNERSHIP(1)   OUTSTANDING SHARES(1)
------------------------------------                  --------------------------   ---------------------
William Ehrman and Group(2).........................          3,756,237                     20.3%
c/o Arthur Goetchius
300 Park Avenue, 21st Floor
New York, New York 10022
Luther King Capital Management Corporation(3).......          1,373,000                      7.4%
301 Commerce, Suite 1600
Fort Worth, TX 76102
Cramer Rosenthal McGlynn, LLC(4)....................          1,094,050                      5.9%
707 Westchester Avenue
White Plains, NY 10604
Gary O. Marino(5)...................................            955,695                      5.2%
RailAmerica, Inc.
5300 Broken Sound Boulevard, N.W
Boca Raton, Florida 33487
John H. Marino(6)...................................            110,628                        *
Transportation Management Services, Inc.
4343 B Ridgewood Center Drive
Woodbridge, Virginia 22192
Donald D. Redfearn(7)...............................             76,543                        *
RailAmerica, Inc.
5300 Broken Sound Boulevard, N.W
Boca Raton, Florida 33487
John M. Sullivan(8).................................             53,667                        *
10279 SW Stones Throw Terrace
Palm City, Florida 34990
Richard Rampell(9)..................................             72,667                        *
122 North County Road
Palm Beach, Florida 33480
Charles Swinburn(10)................................             72,667                        *
1800 M. Street, NW
Washington, D.C. 20036
Douglas R. Nichols(11)..............................            212,394                      1.1%
260 State Street
Dallas, Texas 75201
W. Graham Claytor III(12)...........................             44,167                        *
Pier 33 North
San Francisco, California 94111
Jack F. Conser(13)..................................             50,256                        *
RailAmerica, Inc.
5300 Broken Sound Boulevard, N.W.
Boca Raton, Florida 33487

                                                          AMOUNT AND NATURE            PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                  OF BENEFICIAL OWNERSHIP(1)   OUTSTANDING SHARES(1)
------------------------------------                  --------------------------   ---------------------
Robert B. Coward(14)................................            150,481                        *
U.S. Highway 84 West
P.O. Box 487
Gatesville, Texas 76528
Marinus van Onselen(15).............................              8,333                        *
RailAmerica, Inc.
5300 Broken Sound Boulevard, N.W.
Boca Raton, Florida 33487
John M. Hovis(16)...................................             63,284                        *
1035 Bradford Court
Keller, Texas 76248
Ferd. C. Meyer, Jr. (17)............................             28,662                        *
Central and South West Corporation
616 Woodall Rodgers Freeway
Dallas, Texas 75022
William G. Pagonis(18)..............................             18,606                        *
Sears, Roebuck & Co.
3333 Beverly Road Location B6-209B
Hoffman Estates, IL 60179
All Directors and executive officers as a group
  (14 persons)(19)..................................          2,059,703                     10.4%


---------------

* Less than 1%
 (1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

 (2) Based on Schedule 1 to that certain Waiver and Supplemental Agreement (the "Supplemental Agreement"), dated as of April 14, 2000, by and between the Company, and EGS Associates, L.P. ("EGS Associates"), EGS Partners, L.L.C. ("EGS Partners"), Bev Partners, L.P. ("Bev Partners"), Jonas Partners, L.P. ("Jonas Partners"), EGS Management, L.L.C. ("EGS Management"), William Ehrman ("Ehrman"), Frederic Greenberg ("Greenberg"), Jonas Gerstl ("Gerstl") and Julia Oliver ("Oliver") (collectively, the "EGS Group"), filed as Exhibit 4.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 18, 2000. Consists of
     (i) 610,298 shares of Common Stock beneficially owned by EGS Associates,
     (ii) 380,815 shares of Common Stock beneficially owned by Bev Partners,
     (iii) 62,195 shares of Common Stock beneficially owned by Jonas Partners,
     (iv) 6,100 shares of Common Stock beneficially owned by EGS Overseas Fund ("EGS Overseas"), and (v) 100 shares of Common Stock beneficially owned by Greenberg. In addition, by reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (x) EGS Partners may be deemed to own beneficially 2,696,729 shares of Common Stock purchased for discretionary accounts managed by it, as to which EGS Partners disclaims beneficial ownership, and (y) each of Ehrman, Greenberg, Gerstl and Oliver (collectively, the "General Partners") may be deemed to own the 610,298 shares beneficially owned by EGS Associates, the 2,696,729 shares that may be deemed to be beneficially owned by EGS Partners, the 380,815 shares beneficially owned by Bev Partners and the 62,195 shares beneficially owned by Jonas Partners, because each of the General Partners is a general partner of each of EGS Associates, Bev Partners and Jonas Partners and a member of EGS Partners. The General Partners disclaim beneficial ownership. Pursuant to the terms of the Supplemental Agreement, the EGS Group has agreed to vote at any annual or special meeting of stockholders either (1) in favor of the nominees or proposals of the Company's management or (2) in the same proportion as the other holders of Common Stock vote on any proposal.
 (3) Based on Amendment No. 3, dated February 8, 2000, to Schedule 13G. Consists of 1,348,000 shares of Common Stock beneficially owned by Luther King Capital Management, 12,500 shares of Common Stock beneficially owned by Bryan King and 12, 500 shares of Common Stock beneficially owned by Mason King.
 (4) Based on Schedule 13G dated January 31, 2000.
 (5) Includes (a) (i) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.40 per share, (ii) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.75 per share,
     (iii) 87,500 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.15 per share, (iv) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $7.25 per share, (v) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $8.00 per share, (vi) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $8.75 per share and (vii) 75,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $9.50 per share granted pursuant to option agreements with the Company; (b) 20,000 shares issuable upon exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the 1995 Stock Incentive Plan; and (c) (i) 16,667 shares issuable upon exercise of presently exercisable options to purchase Common Stock at $8.75 per share and (ii) 166,667 shares issuable upon exercise of presently exercisable options to purchase Common Stock at $9.00 per share, granted under the 1998 Executive Incentive Compensation Plan. The options which are exercisable to purchase 166,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1998 Executive Incentive Compensation Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."

 (6) Includes (i) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share,
     (ii) 1,667 shares of Common Stock issuable upon the exercise of options exercisable on July 30, 2000 to purchase Common Stock at $6.125, (iii) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75, and (iv) 16,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00, granted under the Company's 1995 Non-Employee Director Stock Option Plan. The options which are exercisable to purchase 16,667 shares of Common Stock at 9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


 (7) Includes (a) 25,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the Company's 1995 Stock Incentive Plan; (b) 10,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan; (c) 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under an option agreement with the Company; and (d) (i) 6,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (ii) 6,667 shares of Common Stock issuable upon the exercise of options exercisable on June 30, 2000 to purchase Common Stock at $6.125 per share, (iii) 6,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 per share and (iv) 36,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 per share granted under the Company's 1998 Executive Incentive Compensation Plan. The options which are exercisable to purchase 36,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1998 Executive Incentive Compensation Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."

 (8) Includes (a) 30,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share granted under the Company's 1992 Stock Option Plan and (b) (i) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (ii) 1,667 shares of Common Stock issuable upon the exercise of options exercisable on July 30, 2000 to purchase Common Stock at $6.125, (iii) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 and (iv) 16,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00, granted under the Company's 1995 Non-Employee Director Stock Option Plan. The options which are exercisable to purchase 16,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


 (9) Includes (i) 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.81 per share,
     (ii) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (iii) 1,667 shares of Common Stock issuable upon the exercise of options exercisable on July 30, 2000 to purchase Common Stock at $6.125, (iv) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 and (v) 16,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 granted under the Company's 1995 Non-Employee Director Stock Option Plan. The options which are exercisable to purchase 16,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


(10) Includes (i) 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $4.19 per share,
     (ii) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (iii) 1,667 shares of Common Stock issuable upon the exercise of options exercisable on July 30, 2000 to purchase Common Stock at $6.125, (iv) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 and (v) 16,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 granted under the Company's 1995 Non-Employee Director Stock Option Plan. The options which are exercisable to purchase 16,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


(11) Consists of (i) 50,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $3.50 per share,
     (ii) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (iii) 1,667 shares of Common Stock issuable upon the exercise of options exercisable on July 30, 2000 to purchase Common Stock at $6.125, (iv) 1,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 and (v) 16,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 granted under the Company's 1995 Non-Employee Director Stock Option Plan. The options which are exercisable to purchase 16,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. Also includes warrants to purchase 140,727 shares of Common Stock at $8.25 per share owned by First London Securities Corporation. See "Executive Compensation." Mr. Nichols is President and principal shareholder of First London Securities Corporation. See "Certain Transactions."

(12) Includes (a) 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.65 per share granted under an option agreement with the Company; (b) 15,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase

     Common Stock at $5.00 per share granted under the Company's 1995 Stock Incentive Plan; and (c) (i) 3,833 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (ii) 3,833 shares of Common Stock issuable upon the exercise of options exercisable on June 30, 2000 to purchase Common Stock at $6.125 per share, (iii) 3,833 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 per share and (iv) 6,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 per share granted under the Company's 1998 Executive Incentive Compensation Plan. The options which are exercisable to purchase 6,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1998 Executive Incentive Compensation Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


(13) Includes (a)16,800 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.50 under the Company's 1992 Stock Option Plan; (b) (i) 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.50 per share, (ii) 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $3.625, and (iii) 10,000 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the Company's 1995 Stock Incentive Plan; and (c) (i) 2,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (ii) 2,667 shares of Common Stock issuable upon the exercise of options exercisable on June 30, 2000 to purchase Common Stock at $6.125 per share, (iii) 2,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.75 per share and (iv) 5,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 per share granted under the Company's 1998 Executive Incentive Compensation Plan. The options which are exercisable to purchase 5,000 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1998 Executive Incentive Compensation Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


(14) Includes (a) 25,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $5.00 per share granted under the 1995 Stock Incentive Plan and (b) (i) 3,833 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $6.125 per share, (ii) 3,833 of Common Stock issuable upon the exercise of options exercisable on June 30, 2000 to purchase Common Stock at $6.125 per share, (iii) 3,833 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $8.750 per share and (iv) 6,667 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock at $9.00 per share shares granted under the Company's 1998 Executive Incentive Compensation Plan. The options which are exercisable to purchase 6,667 shares of Common Stock at $9.00 per share are subject to approval by the Company's stockholders of an amendment to the Company's 1998 Executive Incentive Compensation Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."

(15) Includes 8,333 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $9.75 per shares granted pursuant to the Company's 1998 Executive Incentive Compensation Plan.

(16) Includes 16,667 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $7.75 per share granted pursuant to the Company's 1998 Executive Incentive Compensation Plan. These options are subject to approval by the Company's stockholders of an amendment to the Company's 1998 Executive Incentive Compensation Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


(17) Includes 16,667 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $7.75 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan. These options are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."


(18) Includes 16,667 shares of Common Stock issuable upon exercise of presently exercisable options to purchase Common Stock at $7.75 per share granted under the Company's 1995 Non-Employee Director Stock Option Plan. These options are subject to approval by the Company's stockholders of an amendment to the Company's 1995 Non-Employee Director Stock Option Plan increasing the number of shares of Common Stock available for issuance under such Plan. See "Executive Compensation."

(19) See notes (5) -- (18) above.

            ELECTION OF DIRECTORS; NOMINEES AND CONTINUING DIRECTORS


     Pursuant to the Company's Certificate of Incorporation, the Company's Board of Directors is divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. At each annual meeting of stockholders, successors to the class of Directors whose term expires at that annual meeting are elected for a three-year term. The current term of the Class II Directors terminates on the date of the Annual Meeting. The current term of the Class III Directors terminates on the date of the Company's 2001 annual meeting of stockholders, and the current term of the Class I Directors terminates on the date of the Company's 2002 annual meeting of stockholders. Messrs. John H. Marino, John M. Sullivan and William G. Pagonis currently serve as Class II Directors and will stand for re-election at the Annual Meeting. Messrs. Donald D. Redfearn, Charles Swinburn and Ferd. C. Meyer currently serve as Class I Directors. Messrs. Gary O. Marino, Richard Rampell and Douglas R. Nichols currently serve as Class III Directors. If elected at the Annual Meeting, Messrs. Marino, Sullivan and Pagonis will serve until the Company's 2003 annual meeting of stockholders and until their successors are duly elected and qualified.


     Messrs. Marino, Sullivan and Pagonis have consented to serve on the Company's Board of Directors and the Board of Directors has no reason to believe that the nominees will not serve if elected. However, if any or all of them should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for such substitute nominee or nominees.


NOMINEES FOR CLASS II DIRECTORS



     JOHN H. MARINO - Mr. Marino currently serves as the Chairman Emeritus of the Board of Directors. Mr. Marino has served as Vice Chairman of the Company's Board of Directors since July 1996 and has been a Director of the Company since its formation in April 1992. Mr. Marino currently serves as President of Transportation Management Services, Inc., a position he has held since 1996. From April 1992 until July 1996, Mr. Marino served as the Company's President and Chief Operating Officer. Mr. Marino founded, and from 1986 until April 1996, served as the President and a director of Huron & Eastern Railway Company, Inc. ("HESR"), a subsidiary of the Company. Mr. Marino also served as the President of Huron Transportation Group, Inc. ("HTG") from its formation in January 1987 until it merged with RailAmerica Services Corporation in December 1993 (the "HTG Merger"). Prior to founding HESR in 1985, Mr. Marino served as President and Chief Executive Officer of several shortline railroads, as an officer of the Reading Railroad and with the United States Railway Association, Washington, D.C. Mr. Marino received his B.S. degree in civil engineering from Princeton University in 1961 and his M.S. degree in transportation engineering from Purdue University in 1963. From 1963 to 1965, Mr. Marino served as an officer of the United States Army Corps of Engineers. John H. Marino is the brother of Gary O. Marino.


     JOHN M. SULLIVAN - Mr. Sullivan has served as a Director of the Company since January 1993. From 1977 until 1981, Mr. Sullivan served, upon appointment by President Carter, as head of the United States Federal Railroad Administration. From 1982 until 1990, Mr. Sullivan was President and Chief Executive Officer of Haug Die Casting, Inc. Mr. Sullivan is currently the Vice President -- Sales of Sullivan Die Casting, Inc., a manufacturer of zinc die casting, in which Mr. Sullivan owns a 19% ownership interest. Mr. Sullivan received his B.S. degree in engineering from the United States Naval Academy and served with the United States Navy as an officer, and ultimately as a carrier aviator from 1946 to 1954.

     WILLIAM G. PAGONIS - Mr. Pagonis became one of the Company's Directors in February 2000 in connection with the Company's acquisition of RailTex, Inc. ("RailTex"). Mr. Pagonis served as a director of RailTex from February 1999 until the Company's acquisition of RailTex. Mr. Pagonis is Executive Vice President of Logistics for Sears, Roebuck and Company, where he is responsible for all of Sears' logistics functions, including vendor relations, transportation, distribution, international logistics, outlet stores, home delivery services and the integration of logistics information services. Prior to joining Sears in November 1993, Mr. Pagonis served in the U.S. Army for 29 years, retiring with the three-star rank of Lieutenant General.

CONTINUING CLASS I DIRECTORS

     DONALD D. REDFEARN - Mr. Redfearn has served as the Company's Chief Administrative Officer since January 2000, has served as the Company's Executive Vice President and Secretary since December 1994 and has served as an officer and director of the Company since its formation in April 1992, and of HESR since 1986. Mr. Redfearn joined the Company on a full-time basis in January 1996. From September 1993 until September 1995, Mr. Redfearn served as President of Jenex Financial Services, Inc., a financial consulting firm. From 1984 until September 1993, Mr. Redfearn served in various capacities at Boca Raton Capital Corporation("BRCC"), a publicly-traded venture capital firm and a former stockholder of the Company, including Senior Vice President, Assistant Secretary and Treasurer. Mr. Redfearn also served as a Vice President of HTG until the HTG Merger. Mr. Redfearn received his B.A. degree in Business Administration from the University of Miami and graduated from the School of Banking of the South at Louisiana State University.

     CHARLES SWINBURN - Mr. Swinburn has served as a Director of the Company since February 1995. Mr. Swinburn is currently a practicing attorney in the Washington, D.C. office of Morgan, Lewis & Bockius, where he specializes in environmental law. From April 1990 through August 1993, Mr. Swinburn served as a consultant to private industry and the government. Prior to that time, Mr. Swinburn served as Vice President of Rollins Environmental Services, Inc. Mr. Swinburn has served in various capacities at the U.S. Department of Transportation, most recently as Deputy Assistant Secretary for Policy and International Affairs. Mr. Swinburn received his B.A. degree from Princeton University in 1969, his M.B.A. from Harvard Business School in 1971 and his J.D. from the University of Pennsylvania in 1993.

     FERD. C. MEYER, JR. - Mr. Meyer became one of the Company's Directors in February 2000 in connection with the Company's acquisition of RailTex. Mr. Meyer served as a director of RailTex from 1977 until the Company's acquisition of RailTex. Mr. Meyer is Executive Vice President and General Counsel of Central and South West Corporation, a public holding company for five electric utility companies operating in Texas, Oklahoma, Arkansas, Louisiana, and the United Kingdom. From 1988 to January 1998, Mr. Meyer was Vice President and Assistant General Counsel of Central and South West Services, Inc., a subsidiary of Central and South West Corporation.

CONTINUING CLASS III DIRECTORS


     GARY O. MARINO - Mr. Marino has served as Chairman of the Company's Board of Directors since the Company's formation in April 1992, as Chief Executive Officer of the Company since March 1, 1994 and as President since July 1996. Mr. Marino also served as Treasurer of the Company from April 1992 through 1998. Mr. Marino has also served as the Chairman of the Board and Treasurer of HESR, since 1986. Mr. Marino joined the Company on a full-time basis in March 1994. Mr. Marino also served as Chairman of HTG, from its formation in 1987 until the HTG Merger. From 1984 until October 1993, Mr. Marino served as Chairman, President and Chief Executive Officer of BRCC. Mr. Marino received his B.A. degree from Colgate University in 1966 and an M.B.A. from Fordham University in 1973. From 1966 to 1969, Mr. Marino served as an officer of the United States Army Ordnance Corps. Gary O. Marino is the brother of John H. Marino.


     RICHARD RAMPELL - Mr. Rampell has served as a director of the Company since July 1995. Mr. Rampell, a certified public accountant, is currently the Chief Executive of Rampell & Rampell, P.A., Certified Public Accountants, of Palm Beach, Florida. Mr. Rampell is a past President of the Palm Beach Tax Institute and a past President of the Florida Institute of CPA's, East Coast Chapter. Mr. Rampell graduated with honors from Princeton University with an A.B. degree and received an M.B.A. from the Wharton School at the University of Pennsylvania.


     DOUGLAS R. NICHOLS - Mr. Nichols has served as a director of the Company since July 1996. Mr. Nichols is a certified public accountant and the founder, President and principal stockholder of First London Securities Corporation ("First London"), a securities broker-dealer specializing in equity trading and investment banking. From 1989 to 1991, Mr. Nichols was a Vice President with the Dallas, Texas office of Smith Barney and from 1986 to 1989 was a broker with the Dallas branch of Shearson Lehman Brothers. Mr. Nichols is currently a member of the National Railway Historical Society. Mr. Nichols received a B.A. degree from Allegheny College in 1974.


                INFORMATION REGARDING THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 1999, the Board of Directors of the Company held a total of five meetings and took a number of actions by unanimous written consent. During 1999, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

     Messrs. Swinburn, Sullivan and Rampell are the current members of the Company's Audit Committee, which committee held two meetings during the year ended December 31, 1999. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing the Company's significant accounting policies and internal controls and (iv) having general responsibility for all audit related matters.


     Messrs. Swinburn, Nichols and Rampell are the current members of the Company's Compensation Committee, which committee held three meetings during the year ended December 31, 1999. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers each of the Company's compensation and stock plans.


     In addition to the foregoing committees, the Board has established an Executive Committee consisting of Messrs. Gary O. Marino, Donald D. Redfearn and Richard Rampell which held three meetings during the year ended December 31, 1999, and a Government Affairs Committee consisting of Messrs. John H. Marino, John Sullivan and Charles Swinburn which held two meetings during the year ended December 31, 1999. The Executive Committee may exercise all the authority of the full board and take any action that could be taken by the board except those powers and duties that may not be delegated. The Government Affairs Committee recommends corporate policy and position on Federal and State legislative initiatives affecting the freight transportation industry, coordinates lobbying efforts with various regional and national industry and trade associations and agencies and establishes guidelines for use of government affairs outside consultants.

     The Board does not have a standing nominating committee.

ADDITIONAL INFORMATION CONCERNING DIRECTORS


     Each non-employee director of the Company receives a directors' fee of $2,000 per month, as well as $500 per Board meeting and $400 for each additional day spent on Company business. All directors are reimbursed for reasonable out-of-pocket expenses associated with travel to meetings of the Company's Board of Directors or committees thereof. Directors who are also employees of the Company do not receive additional compensation for their services as directors.

     As more fully described in Item 11 below, non-employee directors are eligible to receive options under the Company's Directors Plan. The Directors Plan provides for an automatic grant of an option to purchase 50,000 shares of Common Stock upon a person's election as a non-employee director of the Company.

                                   MANAGEMENT

     The executive officers of the Company are as follows:


NAME                                         AGE                    POSITION
----                                         ---   -------------------------------------------
Gary O. Marino.............................  55    Chairman of the Board, Chief Executive
                                                   Officer and President
Donald D. Redfearn.........................  47    Chief Administrative Officer, Executive
                                                   Vice President, Secretary and Director
W. Graham Claytor III......................  49    Senior Vice President-International Rail
                                                   Group
Robert B. Coward...........................  56    Senior Vice President-Manufacturing Group
John M. Hovis..............................  47    Senior Vice President, Chief Operating
                                                   Officer-North American Rail Group
Marinus van Onselen........................  51    Chief Executive Officer, Freight Victoria
Jack F. Conser.............................  56    Senior Vice President-Transportation


     The business experience of each of Messrs. Gary O. Marino and Donald D. Redfearn appears under the caption "Election of Directors; Nominees and Continuing Directors" above.

     W. GRAHAM CLAYTOR III - Mr. Claytor has served as a Senior Vice President of the Company since joining the Company in March 1996. Prior to joining the Company, Mr. Claytor served as Managing Director of Southern Pacific's Plant Rationalization function, charged with selling, leasing and abandoning surplus branch and mainline trackage. Prior to joining Southern Pacific, Mr. Claytor served as Superintendent of the Buffalo & Pittsburgh Railroad and as Trainmaster for Norfolk Southern Corporation, and supervised marine terminal operations of the Virginia Maryland Railroad. Mr. Claytor received his B.S. degree from Boston University.

     ROBERT B. COWARD - Mr. Coward has served as the Company's Senior Vice President-Manufacturing Group since the Company's acquisition of Kalyn/Siebert in 1994. Mr. Coward is responsible for performing all functions related to Kalyn/Siebert's government contracting business. From 1981 until 1994, Mr. Coward served as the President and Chief Executive Officer of Kalyn/Siebert and as General Manager from 1969 until 1981. Mr. Coward received his B.S. in Industrial Arts from North Texas University.


     JOHN M. HOVIS - Mr. Hovis has served as a Senior Vice President and Chief Operating Officer-North American Rail Group since February 2000. Prior to joining the Company, Mr. Hovis served as Senior Vice President and Chief Operating Officer of RailTex from November 1998 until the Company's acquisition of RailTex in February 2000. Prior to joining RailTex in 1998, Mr. Hovis was employed by Burlington Northern Sante Fe Railway and its predecessor railroads for 28 years.



     MARINUS VAN ONSELEN - Mr. Van Onselen has served as Chief Executive Officer and a director of Freight Victoria Limited ("Freight Victoria"), a subsidiary of the Company, since May 1999. Prior to joining Freight Victoria, from 1996 to 1998, Mr. van Onselen was the General Manager of the private rail freight forwarding company Boxcar. Mr. van Onselen was employed by V/Line Freight Corporation from 1985 to 1996, the last four and a half years of which as its Managing Director. Freight Victoria acquired the business of V/Line Freight in April 1999. He has also been a past member of the boards of Tradegate Australia, the Victorian Grain Elevators Board, the FTC's Workshop Board, the FTC's Corporate Management Group and he has served on the Victorian Road Freight Advisory Council, as well as a number of other transport related committees and groups.


     JACK F. CONSER - Mr. Conser joined the Company in 1992 as General Manager of HESR. Mr. Conser served as a Vice President of the Company from 1994 to 1997 and has served as a Senior Vice President of the Company since July 1997. From 1985 to 1992, Mr. Conser was General Manager of the Genesee & Wyoming Railroad, the Rochester & Southern Railroad, the Buffalo & Pittsburgh Railroad and the Dansville & MT. Morris Railroad, affiliates of Genesee Wyoming Industries. From 1973 to 1985, Mr. Conser was superintendent of traffic for the Providence & Worcester Railroad.

ELECTION OF EXECUTIVE OFFICERS


     The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports.



     To the Company's knowledge, based solely on a review of the copies of filings furnished to the Company and written or oral representations that no other reports were required, the Company believes that all of its directors and executive officers complied during 1999 with the reporting requirements of
Section 16(a) of the Exchange Act, with the exception of (i) the failure by W. Graham Claytor III, the Company's Senior Vice President -- International Rail Group, to timely file a Form 5 reporting the grant to him of options to purchase 11,500 shares of Common Stock on June 30, 1998 and (ii) the failure by Richard Rampell, a director of the Company, to timely file a Form 5 reporting the grant to him of options to purchase 50,000 shares of Common Stock on June 30, 1995 and the grant to him of options to purchase 5,000 shares of Common Stock on June 30, 1998, all of which transactions were reported in February 2000.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the aggregate compensation awarded to, earned by or paid to (i) Gary
O. Marino, the Company's Chairman of the Board, Chief Executive Officer and President, (ii) Donald D. Redfearn, the Company's Chief Administrative Officer, Executive Vice President and Secretary, (iii) W. Graham Claytor III, the Company's Senior Vice President -- International Rail Group, (iv) Robert B. Coward, the Company's Senior Vice President -- Manufacturing Group, (v) Jack F. Conser, the Company's Senior Vice President -- North Corridor North American Rail Group and (vi) Marinus van Onselen, the Chief Executive Officer of Freight Victoria (collectively, the "Named Executive Officers") during each of such years. No other executive officer of the Company received compensation in excess of $100,000 in 1999. The Company did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during such years.

SUMMARY COMPENSATION TABLE


                                                                                             COMPENSATION AWARDS
                                                       ANNUAL COMPENSATION               ----------------------------
                                            ------------------------------------------   SECURITIES
                                                                        OTHER ANNUAL     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY($)    BONUS($)      COMPENSATION(1)   OPTIONS(#)   COMPENSATION($)
---------------------------          ----   ---------    --------      ---------------   ----------   ---------------
Gary O. Marino.....................  1999   $486,583(2) $417,500(3)       $129,743(4)       550,000(5)           --
  Chairman of the Board,             1998    301,000     230,617(6)        301,875(7)       350,000(8)           --
  Chief Executive Officer and        1997    275,000(9)   93,736(10)(11)   115,235(7)        20,000(12)          --
  President
Donald D. Redfearn.................  1999    181,000     142,500            34,490(4)       130,000(13)          --
  Chief Administrative Officer,      1998    151,000      52,031                --           20,000(14)          --
  Executive Vice President           1997    125,000      20,275            93,556(7)        25,000(12)          --
  and Secretary
W. Graham Claytor III..............  1999    137,500      72,500            28,918(4)        31,500(15)          --
  Senior Vice President --           1998    115,000      45,000                --           11,500(14)          --
  International Rail Group           1997     93,333      83,000                --           15,000(12)          --
Robert Coward......................  1999    153,297      30,469            58,419(4)        31,500(15)          --
  Senior Vice President --           1998    115,000      57,000                --           11,500(14)          --
  Manufacturing Group                1997     96,977      47,500                --           25,000(12)          --
Jack F. Conser.....................  1999    103,500      27,563            31,775           23,000(16)          --
  Senior Vice President --           1998     96,000       9,797            11,200(7)         8,000(14)          --
  Transportation                     1997     81,250       9,110             7,500           10,000(17)          --
Marinus van Onselen................  1999    164,640(18)      --                --           25,000(19)
  Chief Executive Officer,           1998         --          --                --               --
  Freight Victoria                   1997         --          --                --               --


---------------


 (1) The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total amount of salary and bonus of the officer.

 (2) Includes $100,583 which related to a deferred compensation plan that was paid directly to the executive officer.

 (3) Includes forgiveness of $32,500 under a promissory note owed to the Company. See "Certain Transactions."

 (4) Consists of amounts paid under a Supplemental Executive Retirement Plan.

 (5) Represents options for the purchase of 50,000 shares of the Company's Common Stock at an exercise price of $8.75 and options for the purchase of 500,000 shares of the Company's Common Stock at an exercise price of $9.00 granted under the Company's 1998 Incentive Plan. 500,000 of such options are subject to approval by the Company's stockholders of an amendment to such Plan increasing the number of shares of Common Stock available for issuance under such Plan.


 (6) Includes forgiveness of promissory notes to the Company in the amount of $80,617. See "Certain Transactions".


 (7) Represents gains on exercise of stock options and subsequent sales of the Common Stock.

 (8) Granted pursuant to the terms of Mr. Gary Marino's former employment agreement. Such options have exercise prices ranging from $7.25 to $9.50 per share.


 (9) Includes deferred compensation of $25,000 which was contributed to a nonqualified deferred compensation plan in January 1997.

(10) Represents a bonus which was paid to Mr. Gary Marino in 1997 based upon the performance of the Company for the year ended December 31, 1996.

(11) Includes forgiveness of a promissory note to the Company in the amount of $47,500. See "Certain Transactions."


(12) Represents options granted under the Company's 1995 Stock Incentive Plan which have an exercise price of $5.00 per share.


(13) Represents options for the purchase of 20,000 shares of the Company's Common Stock at an exercise price of $8.75 and for the purchase of 110,000 shares of the Company's Common Stock at an exercise price of $9.00 granted under the Company's 1998 Incentive Plan. 110,000 of such options are subject to approval by the Company's stockholders of an amendment to such Plan increasing the number of shares of Common Stock available for issuance under such Plan.


(14) Represents options granted under the Company's 1998 Incentive Plan which have an exercise price of $6.125 per share.


(15) Represents options for the purchase of 11,500 shares of the Company's Common Stock at an exercise price of $8.75 and for the purchase of 20,000 shares of the Company's Common Stock at an exercise price of $9.00 granted under the Company's 1998 Incentive Plan. 20,000 of such options are subject to approval by the Company's stockholders of an amendment to such Plan increasing the number of shares of Common Stock available for issuance under such Plan.


(16) Represents options for the purchase of 8,000 shares of the Company's Common Stock at an exercise price of $8.75 and for the purchase of 15,000 shares of the Company's Common Stock at an exercise price of $9.00 granted under the Company's 1998 Incentive Plan. 15,000 of such options are subject to approval by the Company's stockholders of an amendment to such Plan increasing the number of shares of Common Stock available for issuance under such Plan.


(17) Represents options granted under the Company's 1995 Stock Incentive Plan which have an exercise price of $3.625 per share.


(18) Based upon accrued salary expense incurred by the Company for Mr. van Onselen's 1999 services which has not yet been paid to Mr. van Onselen. Computed by applying an exchange rate of $.58AUS/$1.00 U.S. to $280,000 AUS in effect on May 2, 2000.


(19) Granted pursuant to the Company's 1998 Incentive Plan. Such options have an exercise price of $9.750.



EMPLOYMENT AGREEMENTS



     In May 2000, Mr. Gary O. Marino entered into a new employment agreement, effective January 1, 2000 (the "Marino Agreement"), with the Company which provides that he serve as Chief Executive Officer of the Company. The Marino Agreement replaces and supersedes an employment agreement which Mr. Marino had entered into with the Company on January 1, 1998. Under the Marino Agreement, Mr. Marino is to receive a base salary of $550,000 per year effective January 1, 2000. Mr. Marino's base salary is subject to increases in accordance with the Consumer Price Index, as well as additional increases in the discretion of the Board of Directors. Furthermore, Mr. Marino is eligible to receive bonuses as determined by the Board of Directors. Mr. Marino is also entitled to a $1,000 monthly car allowance. Under the Marino Agreement, Mr. Marino is entitled to those benefits (including medical, dental, disability and life insurance) as the Company and its subsidiaries typically provide to their employees generally. In addition, the Marino Agreement ratified the Company's December 31, 1999 issuance of options to purchase an aggregate of 500,000 shares of Common Stock at an exercise price of $9.00 per share, which grant is subject to approval by the Company's stockholders of amendments to the 1998 Incentive Plan. One-third of such options are currently exercisable, subject to such stockholder approval, and another one-third of such options will vest on each of January 1, 2001 and January 1, 2002. The options have a term of ten (10) years.



     The Marino Agreement has an initial term expiring on December 31, 2002, and is subject to automatic one year renewal terms, unless either party notifies the other of non-renewal 180 days prior to the expiration of the then current term. In the event a change of control occurs and, as a result,
(a) Mr. Marino's employment is terminated without cause or (b) Mr. Marino terminates his employment due to a material reduction in his compensation or employee-related benefits or a change in his status as Chief Executive Officer of the Company, Mr. Marino is entitled to receive as of the date of termination a lump sum equal to 300% of his total compensation for the 12 month period prior to the date of termination. The Marino Agreement also contains certain non-competition provisions applicable to Mr. Marino should he resign from the Company or be terminated with cause.



     In May 2000, Mr. Donald D. Redfearn also entered into an employment agreement, effective January 1, 2000 (the "Redfearn Agreement"), with the Company which provides that he serve as Chief Administrative Officer, Executive Vice President and Secretary of the Company. Under the Redfearn Agreement, Mr. Redfearn is to receive a base salary of $250,000 per year effective January 1, 2000. Mr. Redfearn's base salary is subject to increase in the discretion of the Board of Directors. Furthermore, Mr. Redfearn is eligible to receive bonuses as determined by the Board of Directors. Under the Redfearn Agreement, Mr. Redfearn is entitled to those benefits (including medical, dental, disability and life insurance) as the Company and its subsidiaries typically provide to their employees generally.



     The Redfearn Agreement has an initial term expiring on December 31, 2001, and is subject to automatic one year renewal terms, unless either party notifies the other of non-renewal 180 days prior to the expiration of the then current term. In the event a change of control occurs and, as a result, (a) Mr. Redfearn's employment is terminated without cause or (b) Mr. Redfearn terminates his employment due to a material reduction in his compensation or employee-related benefits or a change in his status as Chief Administrative Officer and Executive Vice President of the Company, Mr. Redfearn is entitled to receive as of the date of termination a lump sum equal to 300% of his total compensation for the 12 month period prior to the date of termination. The Redfearn Agreement also contains certain non-competition provisions applicable to Mr. Redfearn should he resign from the Company or be terminated with cause.



     In January 2000, the Company entered into an employment agreement with John Hovis (the "Hovis Agreement") which provides that he serve as Chief Operating Officer -- North American Rail Division of the Company. Under the Hovis Agreement, Mr. Hovis is to receive a base salary of $225,000, subject to annual cost-of-living and periodic merit increases and is eligible to receive bonuses as determined by the Board of Directors. Mr. Hovis is also entitled to those benefits (including medical, dental, disability and life insurance) as the Company and its subsidiaries typically provide to their employees generally. In addition, pursuant to the Hovis Agreement, Mr. Hovis was issued options to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $7.75 per share, such grant being subject to approval by the Company's stockholders of amendments to the 1998 Incentive Plan. One-third of such options are currently exercisable, subject to such stockholder approval, and another one-third of such options will vest on each of January 1, 2001 and January 1, 2002.


STOCK OPTION AND BONUS PLANS


     1992 STOCK OPTION PLAN. The Company's 1992 Stock Option Plan provides officers, employees and consultants of the Company and its subsidiaries who are not directors of the Company or 5% stockholders (directly or indirectly) the ability to receive grants of options to purchase shares of Common Stock. The 1992 Stock Option Plan was approved by the Company's stockholders as of July 1, 1992, and became effective as of such date. The Company has reserved 250,000 shares of Common Stock for the grant of options under the 1992 Stock Option Plan, all of which have been granted and were either exercised or terminated with the exception of 36,800 which are currently outstanding at an exercise price of $3.50 per share.



     The Company's 1992 Stock Option Plan was replaced by the 1998 Executive Incentive Compensation Plan (see below) as of April 1998.


     QUALIFIED DEFERRED COMPENSATION PLAN. Effective January 3, 1997, the Company adopted certain nonqualified deferred compensation plans and established a trust to which the Company made contributions under the Plans (the "Trust"). In connection with the foregoing, the Company executed Nonqualified Deferred Compensation Agreements (each, a "Deferred Compensation Agreement") with Gary O. Marino, the Company's Chairman of the Board, President and Chief Executive Officer, and John Marino, the Company's Vice Chairman of the Board, pursuant to which such individuals may defer a percentage of their respective compensation and contribute such amount to their retirement pay. Any amount of compensation or bonus deferred by the executive shall be transferred to the Trust and thereafter be invested and reinvested by the trustee and paid to the executive in accordance with the Trust and the Deferred Compensation Agreement. In addition to each executive's requested deferral, the Company shall transfer to the Trust for the executive's benefit each calendar year at least $20,000, which amounts shall be invested and reinvested by the trustee in accordance with the Trust and the Deferred Compensation Agreements. The Qualified Deferred Compensation Plan was replaced by the Company's Supplemental Executive Retirement Plan (as defined below) in November 1999.

     1995 STOCK INCENTIVE PLAN. Effective January 1, 1995, the Company adopted the 1995 Stock Incentive Plan pursuant to which key personnel of the Company selected as participants are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, stock appreciation rights, stock bonuses, restricted stock awards, performance units and phantom stock units, and awards consisting of combinations of such incentives. The Company has reserved 1,000,000 shares of Common Stock for the grant of options under the 1995 Stock Incentive Plan, 609,500 of which have been granted and were either exercised or terminated with the exception of 312,450 which are currently outstanding at exercise prices ranging from $3.50 to $5.00.


     1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. Effective January 1, 1995, the Board of Directors adopted the Directors Plan, under which, as amended and restated effective April 8, 1999, 500,000 shares of Common Stock have been reserved for issuance. Pursuant to the Directors Plan, directors of the Company who are not also employees of the Company ("Non-Employee Directors") are granted options to purchase Common Stock upon election to the Company's Board of Directors. The Directors Plan is administered by the Compensation Committee, the members of which are also participants therein. Subject to the provisions of the Directors Plan, the Compensation Committee has sole discretionary authority to construe, interpret and apply the terms of the Directors Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration thereof as it may deem desirable.


     Under the terms of the Directors Plan, each Non-Employee Director shall be granted an option to purchase 50,000 shares of Common Stock on the date such person is first elected to become a director of the Company. The term of the Directors Plan is ten years from the effective date, after which no further options will be granted thereunder. Options granted under the Directors Plan expire ten years from the date of grant. The exercise price per share of each option granted under the Directors Plan will be the fair market value of the Common Stock on the date prior to the date the option is granted. Options granted under the Directors Plan vest over a period of three years at the rate of one-third annually on each anniversary date of the date of grant, provided the Non-Employee Director to whom the options are granted continues to serve as a director on each such vesting date.


     On April 13, 2000, the Board of Directors adopted the First Amendment to the Amended and Restated 1995 Non-Employee Director Stock Option Plan and recommended that it be submitted to the Company's stockholders for their approval at the Annual Meeting. If the Directors Plan Amendments (as defined herein) are approved and adopted at the Annual Meeting, the Directors Plan will be amended to increase the number of shares of Common Stock available for grant from 500,000 to 750,000, to provide for additional annual grants of options to purchase shares of Common Stock to directors in addition to the grant of options made upon appointment as a director and to provide for a vesting schedule whereby the options would vest one-third on the date of grant and then one-third annually on each of the two consecutive anniversaries of the date of grant. For a detailed discussion of the Directors Plan and the proposed Directors Plan Amendments, see "Proposal to Approve and Adopt Amendments to the Company's 1995 Non-Employee Directors Stock Option Plan" below.


     As of the date hereof, options under the Directors Plan to purchase (i) 10,000 shares of Common Stock have been granted to Donald D. Redfearn at an exercise price of $3.50 per share, (ii) 50,000 shares of Common Stock have been granted to Charles Swinburn at an exercise price of $4.19 per share, (iii) 50,000 shares of Common Stock have been granted to Richard Rampell at an exercise price of $4.81 per share, (iv) 50,000 shares of Common Stock have been granted to Douglas Nichols at an exercise price of $3.50 per share, (v) 5,000 shares of Common Stock have been granted at an exercise price of $6.125 per share to each of John Marino, Douglas Nichols, Richard Rampell, John Sullivan and Charles Swinburn, (vi) 5,000 shares of Common Stock have been granted at an exercise price of $8.75 per share to each of John Marino, Douglas Nichols, Richard Rampell, John Sullivan and Charles Swinburn, (vii) 50,000 shares of Common Stock have been granted at an exercise price of $9.00 per share to each of John Marino, Douglas Nichols, Richard Rampell, John Sullivan and Charles Swinburn and
(viii) 50,000 shares of Common Stock have been granted at an exercise price of $7.75 per share to each of William Pagonis and Ferd. Meyer, Jr. The grant of options to purchase 50,000 shares at an exercise price of $9.00 and $7.75 is subject to stockholder approval of amendments to the Directors Plan.


     1995 EMPLOYEE STOCK PURCHASE PLAN. The Board of Directors of the Company has adopted, effective January 1, 1995, the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"), under which 250,000 shares of Common Stock are reserved for issuance. During the first quarter of 1996, the Company implemented the Stock Purchase Plan. The Stock Purchase Plan, which is designed to qualify under Section 423 of the Internal Revenue Code, is designed to encourage stock ownership by employees of the Company. Employees of the Company other than members of the Board of Directors and owners of 5% or more of the Company's Common Stock are eligible to participate in the Stock Purchase Plan, with certain exceptions, if they are employed by the Company for at least 20 hours per week and more than five months per year. No employee is eligible to participate who, after the grant of options under the Stock Purchase Plan, owns (including all shares which may be purchased under any outstanding option) 5% or more of the Company's Common Stock.

     On January 1 of each year (the "Enrollment Date"), the Company will grant to each participant an option to purchase on December 31 of such year (the "Exercise Date"), at a price determined in the manner described below (the "Purchase Price"), the number of full shares of Common Stock which his or her accumulated payroll deductions on the Exercise Date will purchase at the Purchase Price. The Purchase Price will be the lesser of (i) a percentage (not less than 85%) of the fair market value of the Common Stock on the Enrollment Date, or (ii) a percentage (not less than 85%) of the fair market value of the Common Stock on the Exercise Date. As soon as practicable after any Exercise Date on which a purchase of shares of Common Stock occurs, the Company will deliver to each participant a certificate representing the shares purchased upon exercise of his or her option; however, the Compensation Committee may determine to hold a participant's certificates until the participant ceases participation in the Stock Purchase Plan or requests delivery of the certificates.


     1998 EXECUTIVE INCENTIVE COMPENSATION PLAN. In April 1998, the Board of Directors adopted the Company's 1998 Incentive Plan, which was approved by the Company's stockholders in June 1998. The terms of the 1998 Incentive Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards"). The 1998 Incentive Plan supersedes the Company's 1992 and 1995 Stock Option Plans (collectively, the "Preexisting Plan"). The effective date of the 1998 Incentive Plan was April 16, 1998 (the "Effective Date"). Awards to purchase 851,000 shares of Common Stock were made under the 1998 Incentive Plan during 1999.



     Although certain types of Awards authorized under the 1998 Incentive Plan are similar to those under the Preexisting Plan, the Board determined to adopt an entirely new plan in order to respond to a number of changes and proposed changes relating to Rule 16b-3 under the Exchange Act and regulations under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to broaden the types of performance goals that may be set and the types of Awards that may be granted by the Compensation Committee of the Board of Directors (the "Compensation Committee") and otherwise to add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under Section 162(m), to increase the number of shares of Common Stock that may be subject to Awards, and to otherwise adopt provisions intended to enable the Compensation Committee to better promote the goals of the Company's compensation policies and programs, as discussed above.

     SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the 1998 Incentive Plan, as currently in effect, the total number of shares of Common Stock that may be subject to the granting of Awards under the 1998 Incentive Plan at any time during the term of the 1998 Incentive Plan shall be equal to 930,000 shares, plus the number of shares with respect to which Awards previously granted under the Preexisting Plan terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements. In addition, the 1998 Incentive Plan currently provides that the maximum number of shares which may be received by any one individual during any fiscal year pursuant to Awards thereunder shall not exceed 400,000 shares. As discussed below, the Board of Directors has approved amendments to the 1998 Incentive Plan increasing the number of shares of Common Stock available for the granting of Awards under the 1998 Incentive Plan as well as a modification of the annual per-person limitations subject to stockholder approval.


     In addition, the 1998 Incentive Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 400,000 for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $2,000,000.


     The Compensation Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Compensation Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.



     On April 13, 2000, the Board of Directors adopted the First Amendment to the 1998 Incentive Plan and recommended that it be submitted to the Company's stockholders for their approval at the Annual Meeting. If the 1998 Incentive Plan Amendments (as defined herein) are approved and adopted at the Annual Meeting, the 1998 Incentive Plan will be amended to provide (a) that the maximum number of shares that may be subject to Awards under the 1998 Incentive Plan will be equal to the sum of (i) 15% of the number of shares of Common Stock of the Company that are outstanding as of April 15, 2000, plus (ii) 15% of the number of shares of Common Stock of the Company issued after April 15, 2000 (including any shares issued as a result of conversions of preferred stock and/or debt obligations of the Company into shares of Common Stock), plus (iii) the number of shares of Common Stock that are surrendered in payment of any awards or any tax withholding with regard thereto, minus (iv) the number of shares that then are subject to outstanding awards under the Preexisting Plan and (b) the maximum number of shares of Common Stock which may be received by any one individual during any fiscal year pursuant to Awards thereunder may not exceed 4% of the number of shares of Common Stock of the Company issued and outstanding as of April 15, 2000. For a detailed discussion of the 1998 Incentive Plan and the proposed 1998 Incentive Plan Amendments, see "Proposal to Approve and Adopt Amendments to the Company's 1998 Executive Incentive Compensation Plan" below.


     With or without the Amendment, the 1998 Incentive Plan currently limits the number of shares which may be issued pursuant to incentive stock options (the "ISOs") to 930,000 shares.


     ELIGIBILITY. The persons eligible to receive Awards under the 1998 Incentive Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. No independent contractor will be eligible to receive any Awards other than stock options. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 1998 Incentive Plan. As of March 19, 2000 approximately 2,700 persons were eligible to participate in the 1998 Incentive Plan.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ("SERP"). Effective November 1999, the Company adopted a Supplemental Executive Retirement Plan (the "Retirement Plan"). The Retirement Plan is structured as a split dollar split ownership life insurance arrangement in lieu of a standard SERP. Pursuant to the terms of the Retirement Plan, premium payments are based on an actuarial standard such that the accumulated cash value is designed to coordinate with Social Security payments and provide integrated benefits equal to fifty percent (50%) of the final average compensation when the beneficiary (the "Participant") attains the age of 65. In addition, the life insurance product is designed to recover to the Company the cost of the Retirement Plan plus a six percent (6%) opportunity cost at the death of the Participant.

OPTION/SAR GRANT TABLE


     The following table sets forth information concerning grants of stock options made during the year ended December 31, 1999 to the Named Executive Officers. No SARs were granted in 1999.


                                 NUMBER OF SECURITIES   % OF TOTAL OPTIONS/SARS
                                 UNDERLYING OPTIONS/    GRANTED TO EMPLOYEES IN   EXERCISE PRICE   EXPIRATION
NAME                               SARS GRANTED(#)            FISCAL YEAR             ($/SH)          DATE
----                             --------------------   -----------------------   --------------   ----------
Gary O. Marino.................        500,000(1)                  43%                $9.00         01/01/10
                                        50,000                      4%                $8.75          4/20/09
Donald D. Redfearn.............        110,000(1)                   9%                $9.00         01/01/10
                                        20,000                      2%                $8.75          4/20/09
W. Graham Claytor III..........         20,000(1)                   2%                $9.00         01/01/10
                                        11,500                      1%                $8.75          4/20/09
Robert B. Coward...............         20,000(1)                   2%                $9.00         01/01/10
                                         1,500                      1%                $8.75          4/20/09
Jack F. Conser.................         15,000(1)                   2%                $9.00         01/01/10
                                         8,000                      1%                $8.75          4/20/09
Marinus van Onselen............         25,000                      2%                $9.75         10/13/09

---------------


(1) The grant of these options is subject to approval by the Company's stockholders of an amendment to the 1998 Incentive Plan increasing the number of shares of Common Stock available for issuance under such Plan.

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE


     The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers at December 31, 1999. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1999. No SARs were granted or are outstanding.


                                                NUMBER OF SECURITIES
                                                     UNDERLYING               VALUE OF UNEXERCISED IN-
                                               UNEXERCISED OPTIONS AT           THE-MONEY OPTIONS AT
                                                DECEMBER 31, 1999(#)          DECEMBER 31, 1998($)(1)
                                            ----------------------------    ----------------------------
NAME                                        EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                        -----------    -------------    -----------    -------------
Gary O. Marino(2).........................    582,500         550,000        1,470,781             --
Donald D. Redfearn(3).....................     91,667         143,333          334,063         32,499
W. Graham Claytor III(4)..................     28,833          39,167          111,905         18,688
Robert B. Coward(5).......................     28,833          39,167           98,405         18,688
Jack F. Conser(6).........................     39,467          28,333          176,551         12,999
Marinus van Onselen(7)....................      8,333          16,667               --             --

---------------

(1) The closing sale price of the Company's Common Stock on December 31, 1999 as reported by Nasdaq was $8.5625 per share. Value is calculated by multiplying
    (a) the difference between $8.5625 and each option exercise price by (b) the number of shares of the Company's Common Stock underlying the option.
(2) At December 31, 1999, Mr. Marino had been granted the following options to purchase the Company's Common Stock, which options were exercisable at year end: (1) options to purchase 87,500 shares of the Company's Common Stock at an exercise price of $3.40 per share, (2) options to purchase 87,500 shares of the Company's Common Stock at an exercise price of $3.75 per share, (3) options to purchase 87,500 shares of the Company's Common Stock at an exercise price of $4.15 per share, (4) options to purchase 20,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, (5) options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $7.25 per share, (6) options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $8.00 per share, (7) options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $8.75 per share, and (8) options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $9.50 per share.
(3) At December 31, 1999, Mr. Redfearn had been granted the following options to purchase the Company's Common Stock, which options were exercisable at year end: (1) options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $3.50 per share, (2) options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, (3) options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, and (4) options to purchase 6,667 shares of the Company's Common Stock at an exercise price of $6.125 per share.
(4) At December 31, 1999, Mr. Claytor had been granted the following options to purchase the Company's Common Stock, which options were exercisable at year end: (1) options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $3.65 per share, (2) options to purchase 15,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, and
    (3) options to purchase 3,833 shares of the Company's Common Stock at an exercise price of $6.125 per share.
(5) At December 31, 1999, Mr. Coward had been granted the following options to purchase the Company's Common Stock, which options were exercisable at year end: (1) options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, and (2) options to purchase 3,833 shares of the Company's Common Stock at an exercise price of $6.125 per share.
(6) At December 31, 1999, Mr. Conser had been granted the following options to purchase the Company's Common Stock, which options were exercisable at year end: (1) options to purchase 16,800 shares of the Company's Common Stock at an exercise price of $3.50 per share, (2) options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $3.625 per share, (3) options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $5.00 per share and options to purchase 2,667 shares of the Company's Common Stock at an exercise price of $6.125 per share.

(7) At December 31, 1999, Mr. van Onselen had been granted options which were exercisable at year end to purchase 8,333 shares of the Company's Common Stock at an exercise price of $9.75 per share.

     The following Report of the compensation committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference therein.


REPORT OF THE COMPENSATION COMMITTEE



     The Compensation Committee has responsibility for matters related to compensation, including compensation policy, approval of salaries, bonuses and other compensation for the Company's executive officers and administration of the Company's various compensation and stock plans.



     The Company's executive compensation policy is designed to enable the Company to attract, motivate and retain highly qualified executive officers and reward executives for achieving financial, operating and individual objectives that produce a corresponding and direct return to the Company's stockholders in both the long-term and the short-term. The key components of its compensation program are base salary, annual incentive bonus awards and equity participation in the form of stock options. In arriving at specific levels of compensation for executive officers, the Compensation Committee has relied on the recommendations of management, measurement of the performance of the Company through a comparison of benchmarks against a business plan that has been previously approved by the Board of Directors, consultation with an outside, independent management compensation consulting firm and the experience of committee members and their knowledge of compensation paid by other similar transportation companies.



     The Compensation Committee also seeks to ensure that an appropriate relationship exists between executive pay and corporate performance. Executive officers are also entitled to customary benefits generally available to all of the Company's employees, including group medical, dental, and life insurance and the Company's 401(k) plan and the Company's Stock Purchase Plan. The Company has an employment agreement with Gary O. Marino, its Chief Executive Officer and Chairman, and has recently entered into an employment agreement with Donald D. Redfearn, its Chief Administrative Officer, Executive Vice President and Secretary, to provide them with the employment security and severance deemed necessary by the Compensation Committee to retain them. In addition to these employment agreements, the Company, as a result of its acquisition of RailTex, has entered into an employment agreement with John M. Hovis, its Senior Vice President, Chief Operating Officer -- North American Rail Group.



COMPONENTS OF EXECUTIVE COMPENSATION



     BASE SALARY. In addition to complying with the requirements of the employment agreement of Mr. Marino, compensation for each of the executive officers for 1999 was based on the executive's duties and responsibilities, the performance of the Company, both financial and otherwise, and the success of the executive in developing and executing the Company's marketing, financing and strategic plans, as appropriate. With the exception of Mr. Marino, salaries for each of the executive officers was based upon recommendation by Mr. Marino, subject to the review and approval of the Board of Directors. Mr. Marino's agreement and salary was determined by the Board of Directors in consultation with an outside, independent management compensation consulting firm which provides data concerning compensation of chief executive officers at companies of similar size. Specifically, Mr. Marino's compensation was set at the 75th percentile among the sample set of chief executive officers. The Board of Directors decided to select the 75th percentile as the bench mark for Mr. Marino's salary as opposed to the median due to its determination that, under Mr. Marino's leadership, various benchmarks outlined below had shown the Company to have performed above predetermined goals.



     BONUS. Executive officers received cash bonuses for the 1999 fiscal year ranging from approximately 20% to 86% of base salary based on the degree of the Company's achievement of its financial and other objectives and the degree of achievement by each such officer of his or her individual objectives as approved by the Compensation committee. Performance of each executive officer is measured against an approved business plan that is adopted each year by the Board of Directors at the end of the previous year. The benchmarks measured by the Board of Directors in making its determination are growth in earnings per share, return on equity, pre-tax income, return on assets and acquisitions. In the case of Mr. Marino, should the Company achieve the desired level of performance as measured by each benchmark outlined above he will receive an amount equal to 50% of his base salary. If the Company's performance surpasses the predetermined levels, then Mr. Marino will be eligible to receive an amount up to 100% of his base salary.



     STOCK OPTIONS. Equity participation is a key component of the Company's executive compensation program. Stock options are granted to executive officers primarily based on the officer's actual and expected contribution to the Company's development. Options are designed to retain executive officers and motivate them to enhance stockholder value by aligning their financial interests with those of the Company's stockholders. Stock options provide an effective incentive for management to create stockholder value over the long-term since the option value depends on appreciation in the price of the Company's Common Stock over a number of years. With the exception of Mr. Marino, the number of options received by each executive officer is based upon recommendation by Mr. Marino and consultations by the Board of Directors with the management compensation consulting firm described above. With respect to the most recent grants of options to Mr. Marino, options to purchase 50,000 shares of Common Stock at an exercise price of $8.75 were granted to Mr. Marino on April 8, 1999 in connection with the Board of Directors determination that Mr. Marino's leadership assisted the Company in surpassing its predetermined goals. Additional options to purchase 500,000 shares of Common Stock at an exercise price of $9.00 were granted to Mr. Marino as of December 31, 1999 in connection with a renewed employment agreement which has been approved by the Board of Directors.



                     MEMBERS OF THE COMPENSATION COMMITTEE


                                Charles Swinburn


                               Douglas R. Nichols


                                Richard Rampell



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The membership of Compensation Committee of the Board of Directors in 1999 consisted of Charles Swinburn, Douglas R. Nichols and Richard Rampell. No member of the Compensation Committee is now or ever was an officer or an employee of the Company. No executive officer of the Company serves as a member of the Compensation Committee of the Board of Directors of any entity one or more of whose executive officers serves as a member of the Company's Board of Directors or Compensation Committee. There were no compensation committee interlocks during fiscal 1999.


     First London, of which Douglas R. Nichols, a member of the Compensation Committee of the Company, is President and principal shareholder, served as the exclusive placement agent for the Company's private placements transactions consummated in September 1996, January 1997 and March 1999. As part of the September 1996 private placement, First London received a $225,000 placement fee, a $45,000 nonaccountable expense fee and one-year warrants to purchase 125,000 shares of Common Stock at an exercise price of $4.60 per share. Such warrants were exercised on September 30, 1997. As part of the January 1997 private placement, First London received a $375,750 placement fee, a $75,150 nonaccountable expense fee and one-year warrants to purchase 167,000 shares of Common Stock at an exercise price of $5.75 per share. Such warrants were exercised in January 1998. As part of the March 1999 private placement, First London received a total of $436,450 in placement fees and cost reimbursements and one-year warrants to purchase 141,504 shares of Common Stock at an exercise price of $10.125 per share. These warrants expired March 3, 2000 unexercised.


     First London also served as the exclusive placement agent for the Company's private placement of Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") which had a final close in January 1999. As a part of the private placement of the Series A Preferred Stock, First London received a total of $822,700 in placement fees and cost reimbursements during December 1998 and the first quarter of 1999 and two-year warrants to purchase 140,727 shares of Common Stock at an exercise price of $8.25 per share.

PERFORMANCE GRAPH


     The SEC requires the Company to present a line graph comparing cumulative stockholder returns on an indexed basis with the Total Return Index for the Nasdaq Stock Market (U.S. and foreign) or another broad-based index, and either a nationally-recognized industry standard or a group of peer companies selected by the Company. The Company has selected, for purposes of this comparison, Nasdaq Trucking and Transportation Stocks. The graph is to present the shorter of 5 years or the period the Company's common stock has been registered under
Section 12 of the Exchange Act. The graph assumes that $100 was invested on December 31, 1994 in each of the Common Stock, the Total Return Index for the Nasdaq Stock Market (U.S. and foreign) and the peer group consisting of Nasdaq Trucking and Transportation Stocks, and that all dividends were reinvested.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                               RAILAMERICA, INC.

                                                                                                            NASDAQ TRUCKING &
                                                                                                        TRANSPORTATION STOCKS SIC
                                                                                                          3700-3799, 4200-4299,
                                                                             NASDAQ STOCK MARKET (US    4400-4599, 4700-4799 US &
                                                    RAILAMERICA, INC.              & FOREIGN)                    FOREIGN
                                                    -----------------        -----------------------    -------------------------
12/30/1994                                                100.0                       100.0                       100.0
12/29/1995                                                127.9                       140.4                       116.7
12/31/1996                                                172.0                       171.8                       128.8
12/31/1997                                                227.1                       209.8                       164.9
12/31/1998                                                299.9                       290.6                       148.3
12/31/1999                                                302.1                       546.1                       145.2

---------------

NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.0 on 12/30/1994.

                              CERTAIN TRANSACTIONS


     First London, of which Douglas Nichols, a director of the Company, is President and principal shareholder, served as the exclusive placement agent for the Company's private placements transactions consummated in September 1996, January 1997 and March 1999. As part of the September 1996 private placement, First London received a $225,000 placement fee, a $45,000 nonaccountable expense fee and one-year warrants to purchase 125,000 shares of Common Stock at an exercise price of $4.60 per share. Such warrants were exercised on September 30, 1997. As part of the January 1997 private placement, First London received a $375,750 placement fee, a $75,150 nonaccountable expense fee and one-year warrants to purchase 167,000 shares of Common Stock at an exercise price of $5.75 per share. Such warrants were exercised in January 1998. As part of the March 1999 private placement, First London received a total of $436,450 in placement fees and cost reimbursements and one-year warrants to purchase 141,504 shares of Common Stock at an exercise price of $10.125 per share. These warrants expired March 3, 2000 unexercised.


     First London also served as the exclusive placement agent for the Company's private placement of Series A Preferred Stock which had a final close in January 1999. As a part of the private placement of the Series A Preferred Stock, First London received a total of $822,700 in placement fees and cost reimbursements during December 1998 and the first quarter of 1999 and two-year warrants to purchase 140,727 shares of Common Stock at an exercise price of $8.25 per share.

     During 1997, the Company sold all the outstanding stock of its wholly-owned subsidiary, Huron Distribution Services, to a company owned by Mr. John Marino, Vice Chairman of the Board of Directors of the Company. The sale price was approximately $50,000, which consisted of cash and 10,085 shares of the Company's Common Stock valued at $44,629.

     During 1997, the Company sold all the outstanding stock of its wholly-owned subsidiary, Evansville Terminal Company, to a group of investors including a company owned by Mr. John Marino. The sale price was approximately $540,000, which consisted of cash, a short-term note, a $450,000 purchase money mortgage bearing interest at 8% per annum with a maturity date of October 2002 and 8,502 shares of the Company's Common Stock valued at $50,000.

     During 1997, the Company sold all the outstanding stock of its wholly-owned subsidiary, Gettysburg Scenic Rail Tours, Inc. ("GSRT"), certain railroad equipment and substantially all the assets of Gettysburg Railway ("GBR") to a company owned by Mr. John Marino. The sale price for GSRT and the railroad equipment was $500,000, which consisted of cash in the amount of $115,000 and 62,602 shares of the Company's Common Stock valued at $385,000. The sale price for substantially all of the assets of GBR was $1.45 million, which consisted of cash in the amount of $300,000, an $800,000 promissory note bearing interest at 8.5% per annum due June 30, 1998 and a $350,000 mortgage note bearing interest at 8.5% per annum, which calls for monthly payments of $3,037, and has a maturity date of June 30, 2003. The maturity date of the $800,000 promissory note has been extended until June 2000.


     In connection with Gary Marino's former employment agreement with the Company, Mr. Marino has acquired shares of Common Stock from time to time, the consideration for which is a promissory note issued by Mr. Marino to the Company. So long as Mr. Marino remains employed as an officer of the Company, the note is forgiven and the stock is granted. Should Mr. Marino terminate his employment with the Company he will still be granted the shares of Common Stock but must pay whatever balance remains on the note at that time. See "Executive Compensation".


     As of December 31, 1999, $1.15 million of notes receivable from related parties is included in notes receivable, less current portions on the consolidated balance sheet.

     The Company believes that the transactions described above were on terms comparable to these which might have been obtained from unaffiliated parties.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL


     On April 13, 2000, the Board of Directors unanimously approved and recommended to the stockholders for approval at the Annual Meeting a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 30,000,000 shares of Common Stock to 60,000,000 shares of Common Stock. The adoption of the amendment requires approval of the amendment by the Company's stockholders.


     The Board of Directors is empowered to authorize the issuance of Common Stock. Of the 30,000,000 shares of Common Stock presently authorized for issuance, 18,502,605 shares of Common Stock were issued and outstanding as of the Record Date, an aggregate of 9,989,651 shares are reserved for issuance upon exercise of options granted pursuant to the Company's stock option plans, upon conversion of the Company's convertible preferred stock or upon exercise of outstanding warrants and 1,027,839 shares are held in treasury. Accordingly, assuming the issuance of all shares currently reserved for future issuance, the Company will have issued 29,520,095 of the 30,000,000 shares of Common Stock currently authorized for issuance, leaving only 479,905 shares authorized for subsequent issuance. If this proposal is approved, approximately 30,479,905 shares of Common Stock will be available for future issuance, in addition to the shares currently reserved for issuance.

PURPOSE AND EFFECT


     The Board of Directors believes that it is in the best interest of the Company to increase the authorized number of shares of Common Stock from 30,000,000 to 60,000,000 so that there will be a substantial number of authorized but unissued shares of Common Stock available for issuance from time to time, in the discretion of the Board, and in such amounts, for such purposes and on such terms as the Board may from time to time determine, without further stockholder approval except as may be required by applicable laws, rules and regulations. The Company anticipates that it may issue warrants to purchase shares of the Common Stock in connection with the refinancing of certain bridge loans. The Board of Directors believes that, although no other future transactions involving the issuance of Common Stock are presently contemplated, the increase in the authorized shares of the Company's Common Stock will give the Company added flexibility to act in the future with respect to equity offerings, acquisitions, financing programs, stock dividends or splits, corporate planning and other corporate transactions without delay and expense of stockholder action each time an opportunity requiring the issuance of shares may arise. The additional 30,000,000 shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting. Future issuances of Common Stock could result in dilution to existing stockholders.


     In addition to such corporate purposes, an increase in the number of authorized shares of Common Stock could be used to make more difficult a change in control of the Company. Under certain circumstances, the Board of Directors could create impediments to, or frustrate persons seeking to effect, a takeover or transfer of control of the Company by causing such shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. Furthermore, the existence of such additional authorized shares of Common Stock might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company since the issuance of such additional shares could dilute the Common Stock ownership of such person or entity. The Company is not aware of any such action that may be proposed or pending.

     The Board recommends that the first section of Article IV of the Company's Certificate of Incorporation be amended and restated to read as follows:

          Section 1: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Sixty-One Million (61,000,000) shares, consisting of Sixty Million (60,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and One Million (1,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

     A copy of the text of the first of three sections of Article IV of the Certificate of Incorporation, amended as proposed herein, is provided herewith as Exhibit A to this Proxy Statement. The bold face portions of the first paragraph of Article IV, as set forth in Exhibit A, reflect the changes in the Company's Certificate of Incorporation that will result from the approval of this proposed amendment at the Annual Meeting.

     If the amendment to the Certificate of Incorporation is approved at the Annual Meeting, it will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware, which is expected to be accomplished as promptly as practicable after such approval is obtained.

VOTE REQUIRED

     Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting is required to adopt the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                  PROPOSAL TO APPROVE AND ADOPT AMENDMENTS TO
            THE COMPANY'S 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

BACKGROUND AND PURPOSE

     The Company has in effect the 1998 Incentive Plan, which was adopted by the Board of Directors in April 1998 and ratified by the Company's stockholders on June 18, 1998.


     On April 13, 2000, the Board of Directors adopted amendments to the 1998 Incentive Plan (the "1998 Incentive Plan Amendments") and recommended that they be submitted to the Company's stockholders for their approval at the Annual Meeting. If the 1998 Incentive Plan Amendments are approved and adopted at the Annual Meeting, the 1998 Incentive Plan will be amended to provide (a) that the maximum number of shares of Common Stock that may be subject to Awards under the 1998 Incentive Plan will be equal to the sum of (i) 15% of the number of shares of Common Stock of the Company that are outstanding as of April 15, 2000, plus
(ii) 15% of the number of shares of Common Stock of the Company issued after April 15, 2000 (including any shares issued as a result of conversions of preferred stock and/or debt obligations of the Company into shares of Common Stock), plus (iii) the number of shares of Common Stock that are surrendered in payment of any awards or any tax withholding with regard thereto, minus (iv) the number of shares that then are subject to outstanding awards under the Preexisting Plan and (b) the maximum number of shares which may be received by any one individual during any fiscal year pursuant to Awards thereunder may not exceed 4% of the number of shares of Common Stock of the Company issued and outstanding as of April 15, 2000.



     The terms of the 1998 Incentive Plan provide for grants of stock options, SARs, restricted stock, performance shares and/or phantom stock units that may be settled in cash or stock (collectively, the "Awards"). The purpose of the 1998 Incentive Plan is to provide a means through which the Company and its subsidiaries may attract key personnel (collectively, the "Participants") to enter into and remain in the employ of the Company and its subsidiaries, as well as to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting the mutuality of interests between Participants and the Company's stockholders. A further purpose of the 1998

Incentive Plan is to provide Participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company, and provide Participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value. The 1998 Incentive Plan supersedes and replaces the Company's Preexisting Plan.


     The effective date of the 1998 Incentive Plan Amendments is the date of the Annual Meeting (the "Effective Date"). As of the date of this Proxy Statement, options to purchase 1,087,000 shares of Common Stock have been granted under the 1998 Incentive Plan, of which option grants for 885,000 shares are subject to stockholder approval of the 1998 Incentive Plan Amendments included herein.

     Stockholder approval of the 1998 Incentive Plan Amendments is required (i) for purposes of compliance with certain exclusions from the limitations of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below and (ii) by the rules of the Nasdaq National Market.

     The following is a summary of certain principal features of the 1998 Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 1998 Incentive Plan and the proposed 1998 Incentive Plan Amendments, which are attached to this Proxy Statement as Appendix B and C, respectively. Stockholders are urged to read the actual text of the 1998 Incentive Plan and the 1998 Incentive Plan Amendments in their entirety.

  Administration.

     The 1998 Incentive Plan is required to be administered by the Compensation Committee of the Board of Directors or such other committee as may be designated by the Board of Directors consisting of at least two Directors (the "Committee"), each of whom must be a "disinterested person" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" for purposes of Section 162(m) of the Code. The Compensation Committee of the Board of Directors has been appointed as the Committee for the 1998 Incentive Plan. Subject to the terms of the 1998 Incentive Plan, the Committee is authorized to select persons eligible to receive Awards, to determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, to specify times at which Awards will be exercisable (including performance conditions that may be required as a condition thereof), to set other terms and conditions of Awards, prescribe forms of Award agreements, to interpret and specify rules and regulations relating to the 1998 Incentive Plan, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 1998 Incentive Plan.

  Shares Available for Awards.

     Assuming approval of the proposed 1998 Incentive Plan Amendments, the number of shares of Common Stock that will be reserved for the grant of Awards under the 1998 Incentive Plan will be equal to the sum of (i) 15% of the number of shares of Common Stock of the Company that are outstanding as of April 15, 2000, plus (ii) 15% of the number of shares of Common Stock of the Company issued after April 15, 2000 (including any shares issued as a result of conversions of preferred stock and/or debt obligations of the Company into shares of Common Stock), plus (iii) the number of shares of Common Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto, minus (iv) the number of shares that then are subject to outstanding awards under the Preexisting Plan. As of the Record Date, Awards to purchase 1,087,000 shares of Common Stock have been granted and are outstanding under the 1998 Incentive Plan, of which 885,000 are subject to approval of the 1998 Incentive Plan Amendments by the Company's Stockholders. The maximum number of shares of Common Stock acquired upon the exercise of Awards granted under the 1998 Incentive Plan will be reserved shares of Common Stock. The Company's stockholders do not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1998 Incentive Plan. If any Award granted under the 1998 Incentive Plan should be surrendered, terminate, expire or be forfeited, the shares of Common Stock subject thereto shall be released and shall again be available for the grant of new Awards under the 1998 Incentive Plan.

     The Committee is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, stock split, reorganization, merger, consolidation, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

  Eligibility.


     The persons eligible to receive Awards under the 1998 Incentive Plan are the officers, directors and full-time employees of the Company and any subsidiary. As of the Record Date, approximately 2,700 persons were eligible to participate in the 1998 Incentive Plan.


  Stock Options and SARs.

     The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, and SARs entitling the Participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant in the case of ISOs and SARs or less than the par value per share of Common Stock in the case of non-qualified stock options. For purposes of the 1998 Incentive Plan, the term "fair market value" shall mean (i) the average (on the date of grant) of the high and low price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the date of grant) of the Common Stock on the National Market of The Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the date of grant) by an established quotation system for over-the-counter securities, if the Common Stock is not reported on the National Market of The Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an Award is granted under the 1998 Incentive Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in any private transactions negotiated at arm's length. SARs may be granted in tandem with or independent of grants of stock options. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash and/or shares of Common Stock, or, in the discretion of the Committee, either (i) in other property having a fair market value equal to the exercise price or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.

  Restricted and Deferred Stock.

     The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

  Dividend Equivalents.

     The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee or the Board.

  Bonus Stock and Awards in Lieu of Cash Obligations.

     The Committee or the Board is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 1998 Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

  Other Stock-Based Awards.

     The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

  Performance Awards, Including Annual Incentive Awards.

     The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 1998 Incentive Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board. Subject to the requirements of the 1998 Incentive Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more business criteria described in the 1998 Incentive Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

     After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 1998 Incentive Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

  Other Terms of Awards.

     Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1998 Incentive Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1998 Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

     Awards under the 1998 Incentive Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 1998 Incentive Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

  Acceleration of Vesting; Change in Control.

     The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 1998 Incentive Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 1998 Incentive Plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the Board on the date the Award is granted (the "Incumbent Board"), and subsequent Directors approved by the Incumbent Board (or approved by such subsequent Directors), cease to constitute at least a majority of the Board, or (c) the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of Directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

  Amendment and Termination.

     The Board of Directors may amend, alter, suspend, discontinue or terminate the 1998 Incentive Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 1998 Incentive Plan which might increase the cost of the 1998 Incentive Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1998 Incentive Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 1998 Incentive Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 1998 Incentive Plan.

  Federal Income Tax Consequences of Awards of Options.

     The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 1998 Incentive Plan.

     The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a non-qualified option. On exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax. On exercising a non-qualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Common Stock acquired on exercise of the option and the exercise price. If, however, the Participant is an officer or director of the Company or any other person to whom the short-swing profit recovery provisions of Section 16(b) of the Exchange Act applies, the Participant generally will not recognize ordinary income, and the amount of ordinary income will not be determined until the earlier of the expiration of the six month period after exercise of the option and the first day on which a sale at a profit of the shares of Common Stock acquired on exercise of the option would not subject the Participant to suit under those provisions. Such a Participant, however, may elect to recognize ordinary income on the date of exercise of the option.

     The disposition of shares of Common Stock acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option. On a disposition of shares of Common Stock acquired on exercise of an ISO before the Participant has held those shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "ISO holding periods"), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the ISO over the exercise price and
(ii) the excess of the amount realized on the disposition of those shares over the exercise price. On a disposition of shares of

Common Stock acquired on the exercise of a non-qualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant's tax basis in the shares of Common Stock. That gain or loss will be long-term if the shares of Common Stock have been held for more than one year as of the date of disposition. The Participant's tax basis in the shares of Common Stock generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

     The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares of Common Stock for the ISO holding periods prior to disposing of the shares.

     Section 162(m) to the Code generally disallows a public company's tax deduction for compensation in excess of $1 million paid in any taxable year to the Company's chief executive officer or any of its other four highest compensated officers (a "covered employee"). Compensation that qualifies as "performance-based compensation", however, is excluded from the $1.0 million deductibility cap and therefore remains fully deductible by the Company. The Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the Awards qualify as "performance-based compensation" so that deductions with respect to options and such other Awards will not be subject to the $1.0 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 1998 Incentive Plan will qualify as "performance based compensation" so that deductions are not limited by Section 162(m) of the Code.

     Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant that is an officer, director or highly-compensated individual with respect to the Company, and any other compensation paid to the Participant that is contingent on a change in control of the Company or a substantial portion of the Company's assets and have a present value of at least three times the Participant's average annual compensation from the Company over the prior five years (the "average compensation"). In that event, the contingent compensation that exceeds the Participant's average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, is not deductible by the Company and is subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 1998 Incentive Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 1998 Incentive Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 1998 Incentive Plan should consult a tax adviser as to the tax consequences of participation.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL
          OF THE PROPOSAL TO APPROVE AND ADOPT THE 1998 INCENTIVE PLAN
                     AMENDMENTS TO THE 1998 INCENTIVE PLAN.

PRIOR GRANTS OF OPTIONS

     As of the Record Date, options to purchase an aggregate of 1,087,000 shares of Common Stock had been granted under the 1998 Incentive Plan to 30 employees of the Company. The options granted under the 1998 Incentive Plan have exercise prices ranging from $6.125 to $9.00 and have terms of 10 years.

     The following table indicates, as of the Record Date, certain information regarding options which have been granted under the 1998 Incentive Plan to the persons and groups indicated. Included in the options which are listed in the table are the following options which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders: options to purchase 500,000 shares of Common Stock granted to Gary O. Marino on December 31, 1999, options to purchase 110,000 shares of Common Stock granted to Donald D. Redfearn on December 31, 1999, options to purchase 20,000 shares of Common Stock granted to W. Graham Claytor III on December 31, 1999, options to purchase 20,000 shares of Common Stock granted to Robert Coward on December 31, 1999 and options to purchase 15,000 shares of Common Stock granted to Jack Conser on December 31, 1999 all of which options have an exercise price of $9.00 per share. Also subject to stockholder approval are options to purchase 50,000 shares of Common Stock granted to John Hovis at an exercise price of $7.75. For accounting purposes, the stock options are not deemed to be granted until that stockholder approval is received. Thus, if the market price of the stock exceeds $9.00 per share, or $7.75 per share in the case of those options granted to John Hovis, on the day stockholder approval is received, the stock options would be considered compensatory.



                                                      NUMBER OF
                                                    SHARES SUBJECT   EXERCISE PRICE  VALUE OF OPTIONS AT
NAME AND POSITION                                     TO OPTIONS       PER SHARE       MAY 15, 2000(1)
-----------------                                   --------------   --------------  -------------------
Gary O. Marino(2).................................         550,000    $6.125-$9.00            --
  Chairman of the Board, Chief Executive Officer
  and President
Donald D. Redfearn(3).............................         150,000    $6.125-$9.00            --
  Chief Administrative Officer, Executive Vice
  President and Secretary
W. Graham Claytor III(4)..........................          43,000    $6.125-$9.00            --
  Senior Vice President--International Rail Group
Robert Coward(5)..................................          43,000    $6.125-$9.00            --
  Senior Vice President--Manufacturing Group
Jack Conser(6)....................................          31,000    $6.125-$9.00            --
  Senior Vice President -- Transportation
Marinus van Onselen...............................          25,000       $9.75                --
  Chief Executive Officer, Freight Victoria
John Hovis(7).....................................          50,000       $7.75                --
  Senior Vice President and Chief Operating
  Officer -- North American Rail Group
All current executive officers as a group (7
  persons)........................................         892,000    $6.125-$9.75            --
All current directors who are not executive
  officers as a group (7 persons).................              --        N/A                 --
All employees as a group, other than executive
  officers (10 persons)(8)........................         220,000        (2)                 (2)


---------------


(1) The closing sale price of the Common Stock on May 15, 2000 was $5.0625 per share. Value is calculated by multiplying (i) the difference between $5.0625 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.

(2) Includes options to purchase 500,000 shares of Common Stock which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders.
(3) Includes options to purchase 110,000 shares of Common Stock which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders.
(4) Includes options to purchase 20,000 shares of Common Stock which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders.
(5) Includes options to purchase 20,000 shares of Common Stock which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders.
(6) Includes options to purchase 15,000 shares of Common Stock which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders.

(7) Includes options to purchase 50,000 shares of Common Stock which are subject to approval of the 1998 Incentive Plan Amendments by the Company's stockholders.
(8) The Company has granted options to purchase an aggregate of 220,000 shares of Common Stock to ten (10) employees of the Company, other than executive officers. Of such options, (i) options to purchase 25,000 shares of Common Stock have an exercise price of $6.125 per share and an aggregate value of $0 as of the Record Date, (ii) options to purchase 25,000 shares of Common Stock have an exercise price of $8.75 per share and an aggregate value of $0 as of the Record Date and (iii) options to purchase 170,000 shares of Common Stock have an exercise price of $9.00 per share and an aggregate value of $0 as of the Record Date.

     The Company believes that Awards granted under the 1998 Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

                PROPOSAL TO APPROVE AND ADOPT AMENDMENTS TO THE
            COMPANY'S 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

BACKGROUND AND PURPOSE.


     On January 1, 1995, the Board of Directors adopted the Directors Plan, which was ratified by the Company's stockholders on June 29, 1995.



     On April 8, 1999, the Board of Directors adopted amendments to the Directors Plan, which were ratified by the Company's stockholders on June 24, 1999.



     On April 13, 2000, the Board of Directors adopted further amendments to the Directors Plan (the "Directors Plan Amendments") and recommended that they be submitted to the Company's stockholders for their approval at the Annual Meeting. If the Directors Plan Amendments are approved and adopted at the Annual Meeting, the Directors Plan will be amended to increase the number of shares eligible for grant from 500,000 to 750,000, to provide for additional annual grants of options to purchase shares of Common Stock to directors in addition to the grant of options made upon appointment as a director and to provide for a vesting schedule whereby the options would vest one-third on the date of grant and then one-third annually on each of the two consecutive anniversaries of the date of grant.



     The purpose of the Directors Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company or any affiliate to serve as members of the Board of Directors of the Company or any of its direct or indirect subsidiaries and to provide for a portion of their annual compensation to be tied directly to stockholder return. In furtherance of this purpose, the Directors Plan authorizes, among other things, (a) the granting of nonqualified stock options to purchase Common Stock (collectively, "Options") to each Non-Employee Director and (b) the use of already owned Common Stock as payment of the exercise price for Options granted under the Directors Plan.


     The effective date of the Directors Plan Amendments is the date of the Annual Meeting (the "Effective Date"). As of the date of this Proxy Statement, Options to purchase 560,000 shares of Common Stock have been granted under the Directors Plan, of which option grants for 350,000 shares are subject to and contingent upon stockholder approval of the Directors Plan Amendments to the Directors Plan discussed herein.

     The following is a summary of certain principal features of the Directors Plan. This summary is qualified in its entirety by reference to the complete text of the Directors Plan and the Directors Plan Amendments, which are attached to this Proxy Statement as Exhibits D and E, respectively. Stockholders are urged to read the actual text of the Directors Plan and the Directors Plan Amendments in their entirety.

ADMINISTRATION OF THE PLAN.


     The Directors Plan provides that it shall be administered by the Compensation Committee, the members of which may also be participants therein. Subject to the provisions of the Directors Plan, the Committee has the authority to establish rules and regulations as it deems necessary for the proper administration of the Directors Plan, and to make whatever determinations and interpretations in connection with the Directors Plan it deems necessary or advisable. All determinations and interpretations made by the Committee are final, conclusive and binding on all interested parties, including the Company, its stockholders, its officers and employees, recipients of grants under the Directors Plan, and all persons or entities claiming by or through such persons.


     Subject to stockholder approval of the Directors Plan Amendments, an aggregate of 750,000 shares of Common Stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the Directors Plan. Each Non-Employee Director is granted an option to purchase 50,000 shares of Common Stock on the date of his or her initial election as a director, which Options shall vest and become exercisable as follows: one-third shall vest immediately upon the date of grant, one-third shall vest immediately on the first anniversary of the date of grant, and the remaining one-third shall vest immediately upon the second anniversary of the date of grant.

     The shares acquired upon exercise of Options granted under the Directors Plan will be authorized and issued shares of Common Stock. The Company's stockholders will not have any preemptive rights to purchase or subscribe for any Common Stock by reason of the reservation and issuance of Common Stock under the Directors Plan. If any Option granted under the Directors Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Directors Plan.

CERTAIN TERMS AND CONDITIONS.

     All Options granted under the Directors Plan must be evidenced by a written agreement between the Company and the grantee. The agreement will contain such terms and conditions as the Committee shall prescribe, consistent with the Directors Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

     For any Option granted under the Directors Plan, the exercise price per share of Common Stock will be the greater of (i) $3.50 per share, or (ii) the Fair Market Value of the Common Stock. For purposes of the Directors Plan, the "Fair Market Value" on any date of reference means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. However, if the Common Stock is not publicly-traded at the time an Option is granted under the Directors Plan, "Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     The Committee may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of Common Stock that have been held by the Optionee for at least six (6) months (or such other shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), by delivery of a properly executed exercise notice together with such documentation as shall be required by the Committee (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned Common Stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised.

     Options granted under the Directors Plan shall not be assignable or transferable, other than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. The expiration date of an Option under the Directors Plan will be determined by the Committee at the time of grant, but in no event may such an Option be exercisable after ten years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the Committee determines. Each outstanding Option granted under the Directors Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control of the Company, certain mergers and reorganizations, and certain dispositions of substantially all the Company's assets.

     In the event that an Optionee ceases to be a member of the Board for any reason other than retirement, death or disability, the unexercised portion of any Option granted under the Directors Plan shall automatically be terminated ninety (90) days after the date on which the Optionee ceases to be a member of the Board, but in no event later than the expiration date of the Option. In the event that an Optionee ceases to be a member of the Board due to retirement, death or disability, the unexercised portion of any Option granted under the Directors Plan shall automatically be terminated on the first anniversary of the date on which the Optionee's employment is terminated by reason of retirement, death or disability, but in no event later than the expiration date of the Option.

     To prevent dilution of the rights of a holder of an Option, the Directors Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of the Company's capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Company. The Committee has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of the Company or a sale or other disposition of substantially all of the Company's assets.

     The Directors Plan will expire on December 31, 2004, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Committee may amend, suspend or terminate the Directors Plan or any Option, provided that such amendment shall be subject to the approval of the Company's stockholders if the amendment (a) increases the maximum number of shares for which options may be granted under the Directors Plan or the number of shares for which an option may be granted to any Non-Employee Director hereunder; (b) changes the provisions of the Directors Plan regarding the termination of the options or the time when they may be exercised; (c) changes the period during which any options may be granted or remain outstanding or the date on which the Directors Plan shall terminate; (d) changes the designation of the class of persons eligible to receive options; (e) changes the price at which options are to be granted; (f) materially increases benefits accruing to option holders under the Directors Plan; or (g) if such stockholder approval is required by any federal or state law or regulation or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

FEDERAL INCOME TAX CONSEQUENCES.


     The Directors Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.



     The grant of an Option under the Directors Plan will have no immediate tax consequences to the Company or to the recipient of the grant (the "Optionee"). Upon exercise of the Option, however, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the Option over the exercise price. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.


     If an Optionee pays for shares of Common Stock on exercise of an Option by delivering shares of the Company's Common Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

     If a sale of Common Stock received on the exercise of an option could subject a Non-Employee Director to liability under Section 16(b) of the Exchange Act, such Director's rights in the Stock are treated as subject to a substantial risk of forfeiture and as nontransferable for the period of time during which the sale of such Common Stock at a profit would subject the participating Director to suit under Section 16(b) of the Exchange Act. Since the grant and award of options under the Directors Plan are made under a Rule 16(b)-3 plan, Non-Employee Directors would be subject to potential liability under Section 16(b) of the Exchange Act if the Common Stock awarded upon exercise of the option were sold within six months of the grant date. The grant date of an option is considered the purchase of securities for purposes of Section 16(b) of the Exchange Act, if a Non-Employee Director sells the Common Stock received upon exercise within six months of the grant date. If the exercise date of the option is more than six months after the date the option was originally granted, then the Non-Employee Director would immediately recognize ordinary income equal to the difference between the fair market value of the Common Stock on the exercise date and the exercise price. If the exercise date is within six months of the date the option was originally granted, then the Non-Employee Director would recognize ordinary income on the six month anniversary of the grant of the option in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the six month grant date anniversary. Non-Employee Directors may, however, elect to recognize income immediately upon exercise of an option without regard to the six month Section 16(b) period, by filing an appropriate election with the Internal Revenue Service within thirty days following exercise of the option. If a Non-Employee Director elects to recognize income without regard to the Section 16(b) period, his or her ordinary income would be an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price.

     The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

     The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of Common Stock acquired on exercise of an Option.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL
              OF THE PROPOSAL TO APPROVE AND RATIFY THE AMENDMENTS
                             TO THE DIRECTORS PLAN.

PRIOR GRANTS OF OPTIONS

     As of the Record Date, options to purchase an aggregate of 560,000 shares of Common Stock had been granted under the Directors Plan to Non-Employee Directors of the Company. The options granted under the Directors Plan have exercise prices ranging from $3.50 to $9.00 and have terms of 10 years.


     The following table indicates, as of the Record Date, certain information regarding options which have been granted under the Directors Plan to the persons and groups indicated. With the exception of the holdings of Donald Redfearn, each of the holdings in the table includes options to purchase 50,000 shares of Common Stock at an exercise price of $9.00 per share and an exercise price of $7.75 per share in the case of Ferd. C. Meyer, Jr. and William G. Pagonis which are subject to approval of the Directors Plan Amendments by the Company's stockholders. For accounting purposes, the stock options are not deemed to be granted until that stockholder approval is received. Thus, if the market price of the stock exceeds $9.00 per share or $7.75 per share in the case of Ferd. C. Meyer, Jr. and William G. Pagonis on the day stockholder approval is received, the stock options would be considered compensatory.



                                        NUMBER OF SHARES                               VALUE OF OPTIONS AT
NAME AND POSITION                      SUBJECT TO OPTIONS    EXERCISE PRICE PER SHARE    MAY 15, 2000(1)
-----------------                      ------------------    ------------------------  -------------------
Donald D. Redfearn...................        10,000                   $3.50                  $15,625
Charles Swinburn.....................       110,000(2)             $4.19-$9.00               $43,625
Richard Rampell......................       110,000(2)             $4.81-$9.00               $12,625
Douglas Nichols......................       110,000(2)             $3.50-$9.00               $78,125
John H. Marino.......................        60,000(2)             $6.125-$9.00                   --
John Sullivan........................        60,000(2)             $6.125-$9.00                   --
Ferd. C. Meyer, Jr...................        50,000(3)                $7.75                       --
William G. Pagonis...................        50,000(3)                $7.75                       --


---------------


(1) The closing sale price of the Common Stock on May 15, 2000 was $5.0625 per share. Value is calculated by multiplying (i) the difference between $5.0625 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.



(2) Includes Options to purchase 50,000 shares of Common Stock at an exercise price of $9.00 per share, which are subject to approval of the Directors Plan Amendments by the Company's stockholders hereby.



(3) Includes Options to purchase 50,000 shares of Common Stock at an exercise price of $7.75 per share, which are subject to approval of the Directors Plan Amendments by the Company's stockholders hereby.


           OTHER BUSINESS; REPRESENTATIVES OF THE COMPANY'S AUDITORS

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

     Representatives of PricewaterhouseCoopers LLP, the Company's independent auditors, are not expected to be present at the Annual Meeting, and, accordingly, may not be available to respond to stockholder inquiries.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS


     Pursuant to Rule 14a-8 promulgated by the SEC, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2001 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices no later than January 23, 2001.



     Rule 14a-4 of the SEC's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. The Company's bylaws do not contain such an advance notice provision. Accordingly, for the Company's 2001 Annual Meeting of Stockholders, stockholders must submit such written notice to the Corporate Secretary on or before April 8, 2001.


                                            By Order of the Board of Directors

                                            /s/ Gary O. Marino
                                            GARY O. MARINO
                                            Chairman of the Board, Chief
                                            Executive Officer and President

Boca Raton, Florida
May 23, 2000

                                                                       EXHIBIT A


               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               RAILAMERICA, INC.

                           ARTICLE IV - CAPITAL STOCK

     Section 1: The total number of shares of all classes of stock which the Corporation shall have authority to issue is SIXTY ONE Million (61,000,000) shares, consisting of SIXTY Million (60,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and One Million (1,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

     Section 2: Shares of the Preferred Stock of the Corporation may be issued from time to time for such consideration as the Board of Directors of the Corporation (the "Board of Directors") may determine, in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the Issuance of any shares thereof. Each such class or series of Preferred Stock shall have such references and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof (which may include, without limitation, the right to receive share dividends payable in shares of another class or series and the right to vote or to convert into shares of another class or series, the right to proceeds upon liquidation of the Corporation, etc.), as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all In accordance with the laws of the State of Delaware.

     Section 3: All, preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock which the Corporation may issue. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of Directors and on all matters submitted to a vote of stockholders of the Corporation. Subject to any preferential rights of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation. After distribution in full of preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                                                                       EXHIBIT B


                               RAILAMERICA, INC.
                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

                               RAILAMERICA, INC.

                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

1. Purpose..................................................    1
2. Definitions..............................................    1
3. Administration...........................................    3
  (a) Authority of the Committee............................    3
  (b) Manner of Exercise of Committee Authority.............    3
  (c) Limitation of Liability...............................    3
4. Stock Subject to Plan....................................    4
  (a) Limitation on Overall Number of Shares Subject to
     Awards.................................................    4
  (b) Application of Limitations............................    4
5. Eligibility; Per-Person Award Limitations................    4
6. Specific Terms of Awards.................................    4
  (a) General...............................................    4
  (b) Options...............................................    4
  (c) Stock Appreciation Rights.............................    5
  (d) Restricted Stock......................................    6
  (e) Deferred Stock........................................    6
  (f) Bonus Stock and Awards in Lieu of Obligations.........    7
  (g) Dividend Equivalents..................................    7
  (h) Other Stock-Based Awards..............................    7
7. Certain Provisions Applicable to Awards..................    8
  (a) Stand-Alone, Additional, Tandem, and Substitute
     Awards.................................................    8
  (b) Term of Awards........................................    8
  (c) Form and Timing of Payment Under Awards; Deferrals....    8
  (d) Exemptions from Section 16(b) Liability...............    8
8. Performance and Annual Incentive Awards..................    8
  (a) Performance Conditions................................    8
  (b) Performance Awards Granted to Designated Covered
     Employees..............................................    9
  (c) Annual Incentive Awards Granted to Designated Covered
     Employees..............................................   10
  (d) Written Determinations................................   10
  (e) Status of Section 8(b) and Section 8(c) Awards Under
     Code Section 162(m)....................................   10
9. Change in Control........................................   11
  (a) Effect of "Change in Control."........................   11
  (b) Definition of "Change in Control".....................   11
  (c) Definition of "Change in Control Price."..............   11
10. General Provisions......................................   12
  (a) Compliance With Legal and Other Requirements..........   12
  (b) Limits on Transferability; Beneficiaries..............   12
  (c) Adjustments...........................................   12
  (d) Taxes.................................................   13
  (e) Changes to the Plan and Awards........................   13
  (f) Limitation on Rights Conferred Under Plan.............   13
  (g) Unfunded Status of Awards; Creation of Trusts.........   13
  (h) Nonexclusivity of the Plan............................   14
  (i) Payments in the Event of Forfeitures; Fractional
     Shares.................................................   14
  (j) Governing Law.........................................   14
  (k) Awards Under Preexisting Plans........................   14
  (l) Plan Effective Date and Stockholder Approval;
     Termination of Plan....................................   14



                               RAILAMERICA, INC.
                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

     1. Purpose. The purpose of this 1998 Executive Incentive Compensation Plan (the "Plan") is to assist RAILAMERICA, INC. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company. This Plan is intended to supersede the Company's 1995 Stock Incentive Plan (the "Preexisting Plan").

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

     (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

     (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

     (e) "Board" means the Company's Board of Directors.

     (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

     (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two Directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee Directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

     (j) "Corporate Transaction" means a Corporate Transaction as defined in
Section 9(b)(i) of the Plan.

     (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

     (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.


     (m) "Director" means a member of the Board.


     (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

     (o) "Dividend Equivalent" means a right, granted to a Participant under
Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     (p) "Effective Date" means the effective date of the Plan, which shall be [APRIL 1, 1998].

     (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

     (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

     (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

     (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

     (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

     (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

     (y) "Other Stock-Based Awards" means Awards granted to a Participant under
Section 6(h) hereof.

     (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

     (bb) "Performance Award" means a right, granted to an Eligible Person under
Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

     (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

     (dd) "Preexisting Plan" means the Company's 1995 Stock Incentive Plan.

     (ee) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

     (ff) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

     (gg) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

     (hh) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

     (ii) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.


     3. Administration.


     (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

     (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.


     4. Stock Subject to Plan.


     (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 930,000 plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto, minus (iii) the number of shares that then are subject to outstanding Awards or awards under the Preexisting Plan. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 930,000 shares.

     (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 400,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and
8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $1,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $2,000,000.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

             (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

             (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

     (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

          (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

          (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

     (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

     (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Certain Provisions Applicable to Awards.


     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to
Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     8. Performance and Annual Incentive Awards.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

     (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards:
     (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and
     (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code Section 162(m).

          (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance

     Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

          (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
     Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
     Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code
     Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

          (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or
     (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

     (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code
Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code
Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.


     9. Change in Control.


     (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

          (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

          (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

          (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

     (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

          (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

          (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

     (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.


     10. General Provisions.


     (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

     (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

     (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under
Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code
Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

     (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Awards Under Preexisting Plans. Upon approval of the Plan by stockholders of the Company, as required under Section 10(1) hereof, no further Awards shall be granted under any Preexisting Plan.

     (l) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                       EXHIBIT C


                    FIRST AMENDMENT TO THE RAILAMERICA, INC.
                   1998 EXECUTIVE INCENTIVE COMPENSATION PLAN

     THIS FIRST AMENDMENT, made effective as of April 10, 2000, by RAILAMERICA, INC. (the "Company") to the RAILAMERICA, INC. 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN (the "Plan").

                              W I T N E S S E T H:

     WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

     WHEREAS, pursuant to Section 10(e) the Company reserved the right to amend said Plan;

     NOW, THEREFORE, effective as of April 10, 2000, the Plan shall be amended as follows:

     1. Section 4(a) is hereby amended to read as follows:

          "(a) Limitation on Overall Number of Shares Subject to
     Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and that may be subject to Awards under the Plan shall be the sum of (i) 15% of the number of issued and outstanding shares of Stock as of April 15, 2000, plus (ii) 15% of the number of shares of Stock issued after April 15, 2000 (including any shares issued as a result of conversions of preferred stock and/or debt obligations of the Company into shares of Stock), plus (iii) the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto, minus (iv) the number of shares of Stock that then are subject to outstanding awards under the Preexisting Plan. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury Shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 930,000 shares."

     2. The second sentence of Section 5 is hereby amended to read as follows:


          "In each fiscal year during any part of which the Plan is in effect, the total number of shares of Stock that may be issued to an Eligible Person pursuant to Awards granted hereunder may not exceed four percent (4%) of the issued and outstanding shares of Stock as of April 15, 2000, subject to adjustment as provided in Section 10(c).


     3. In all other respects, the Plan shall remain unchanged by this Amendment.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

                                            RAILAMERICA, INC.

Dated: ____________________________         By: _______________________________

                                                                       EXHIBIT D

                                RAILAMERICA, INC
                              AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. Purpose. The 1995 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of RailAmerica, Inc. (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company or any affiliate to serve as members of the Board of Directors of the Company or any of its direct or indirect subsidiaries and to provide for a portion of their annual compensation to be tied directly to shareholder return.

     2. Rights to be Granted. Under the Plan, options are granted that give an optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $0.001, of the Company (the "Common Stock"). The option price is determined in each instance in accordance with the terms of the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     3. Available Shares. The total number of shares of Common Stock for which options may be granted shall not exceed five hundred thousand (500,000) shares, subject to adjustment in accordance with Section 12 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the option pool and continue to be available for grant under the Plan.

     4. Grant of Options.

          (a) Each non-employee director of the Company will be granted options to purchase 50,000 shares of the Company's Common Stock exercisable at the greater of (i) $3.50 per share, or (ii) the then Fair Market Value as defined below. Thereafter, each new non-employee director of the Company shall receive options to purchase 50,000 shares of the Company's Common Stock at the great of (i) $3.50 per share, or (ii) the then Fair Market Value, at the date of appointment as a director of the Company.

          (b) "Fair Market Value" means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, "Fair Market Value" shall be deemed to be the fair market value of the Common Stock as determined by the Compensation Committee of the Board of Directors of the Company (the "Committee") after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     5. Administration. The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

     6. Option Agreement. Each option granted under the provisions of the Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Committee, which Agreement shall be duly executed and delivered on behalf of the Company and by the individual to whom such option is granted. The

Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

     7. Eligibility and Limitations. Options may be granted pursuant to the Plan only to members of the Board of Directors of the Company (the "Board") who are not employees of the Company or an affiliate at the time of grant ("Non-Employee Directors").

     8. Term of the Plan and Options. The options granted hereunder shall expire on a date which is ten (10) years after the date of grant of the options and the Plan shall terminate ten (10) years after the date of its adoption by the Company.

     9. Exercise of Option. Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Chief Financial Officer) of written notice of the number of shares of Common Stock with respect to which the option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price,
(iii) by delivery to the Company of Common Stock having a Fair Market Value equal to such purchase price, provided that such Common Stock has been owned by the optionee for at least six months or such period as the Committee may determine as necessary to avoid adverse accounting treatment by the Company,
(iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the Common Stock to be issued upon exercise of the Option and delivery the cash proceeds less commissions and brokerage fees to the optionee or to deliver the remaining shares of Common Stock to the optionee, or (v) by any combination of the methods of payment described in (i) through (iv) above. Except as provided in Section 11 hereof, no option may be exercised unless the holder thereof is then a director of the Company. An option holder shall have none of the rights of a stockholder with respect to the Common Stock subject to the option until such Common Stock shall be transferred to the holder upon the exercise of his option.

     10. Vesting of Shares and Non-Transferability of Options.

          (a) Vesting. Subject to Section 13 herein, options granted under the Plan to new directors shall vest and become exercisable over a two-year period at the rate of one-third of each grant on the date of appointment as a director and then one-third annually on each of the two consecutive anniversaries of the date of appointment provided the director's service as a director continues through each anniversary. The Committee may, in its discretion, provide for a longer vesting period at the time the option is granted.

          (b) Legend on Certificates. The certificates representing shares of Common Stock acquired under the Plan shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

          (c) Non-Transferability. Options granted pursuant to the Plan shall not be assignable or transferable other than by the will or the laws of descent and distribution, and shall be exercisable during an optionee's lifetime only by the optionee.

     11. Termination of Option Rights.

          (a) In the event an optionee ceases to be a member of the Board for any reason other than retirement, death or disability, any then unexercised options granted to such optionee which were exercisable at the time the optionee ceased to be a member of the Board may be exercised within a period of ninety (90) days following such time the optionee so ceased to be a member of the Board, but in no event later than the expiration date of the option.

          (c) In the event that an optionee ceases to be a member of the Board by reason of his or her retirement, disability or death, any then unexercised options granted to such optionee which were exercisable at the time the optionee ceased to be a member of the Board may be exercised (by the optionee's personal representative, heir or legatee, in the event of death) during the period ending one year after the date the optionee so ceased to be a member of the Board, but in no event later than the expiration date of the option.

     12. Adjustments Upon Changes in Capitalization and Other Matters. Options and any agreements evidencing such options shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Non-Employee Directors, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Common Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment under this
Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company shall give each Non-Employee Director notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     13. Effect of Change In Control.

          (a) In the event of a Change in Control (as hereunder defined), notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an award of options, such options shall become immediately exercisable with respect to 100 percent of the shares subject to such option.

          (b) "Change in Control" shall, unless the Board of the Company otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the voting stock of the Company, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors of the Company then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors ("Voting Stock") prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a Change in Control.

          (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of an optionee's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

     14. Restrictions on Issuance of Shares.  Notwithstanding the provisions of
Section 9 hereof, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until the following conditions shall be satisfied:

          (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities acts as now in force or hereafter amended; or

          (b) Counsel for the Company shall have given an option that such shares are exempt from registration under federal and state securities acts as now in force or hereafter amended;

     and the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Common Stock is then listed.

     The Company shall use its best efforts to satisfy or cause to be satisfied the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

     15. Representation of Optionee. The Company may require the optionee to deliver written warranties and representations upon exercise of the option that are necessary to show compliance with federal and state securities laws including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     16. Approval of Stockholders. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to, and the Plan and options granted under it shall be of no force and effect unless and until, and no option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the approval of the Plan by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which the Plan is presented for approval, or by written consent of shareholders enforceable under applicable state law.

     17. Termination and Amendment of Plan. The Board of the Company may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board of the Company may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any Non-Employee Director hereunder; (b) change the provisions of the Plan regarding the termination of the options or the time when they may be exercised; (c) change the period during which any options may be granted or remain outstanding or the date on which the Plan shall terminate; (d) change the designation of the class of persons eligible to receive options; (e) change the price at which options are to be granted; or (f) materially increase benefits accruing to option holders under the Plan; and (ii) the Plan shall in no event be amended more than once every six months other than to comport with changes in the Code. Termination or any modification or amendment of the Plan shall not, without consent of a Non-Employee Director, affect his rights under an option previously granted to him.

     18. Applicable Law. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

     19. Compliance with Section 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

                                     * * *

     As adopted by the Board of Directors of RailAmerica, Inc. as of January 1, 1995

     As amended and restated by the Board of Directors of RailAmerica, Inc. as of April 8, 1999

                                                                       EXHIBIT E

                             FIRST AMENDMENT TO THE
                     AMENDED AND RESTATED RAILAMERICA, INC.
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     THIS FIRST AMENDMENT, made effective as of April 13, 2000, by RAILAMERICA, INC. (the "Company") to the RAILAMERICA, INC. AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan").

                              W I T N E S S E T H:

     WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

     WHEREAS, pursuant to Section 17 the Company reserved the right to amend said Plan;

     NOW, THEREFORE, effective as of April 10, 2000, the Plan shall be amended as follows:

     1. The first sentence of Section 3 is hereby amended to read as follows:

          "The total number of shares of Common Stock for which options may be granted shall not exceed seven hundred fifty thousand (750,000) shares, subject to adjustment in accordance with Section 12 hereof."

     2. A new subsection 4(c) is hereby added to read as follows:

          "On or around the annual meeting of the shareholders of the Company for each year during the term of the Plan, the Committee may grant to each then non-employee director additional options to purchase the Company's Common Stock in such amounts as the Committee shall determine and exercisable at a price equal to the Fair Market Value of the Company's Common Stock on the date of grant."

     3. The first sentence of subsection 10(a) is hereby amended to read as follows:

          "(a) VESTING. Subject to Section 13 herein, options granted under the Plan to directors shall vest and become exercisable over a two-year period at a rate of one-third of each grant on the date of grant and then one-third annually on each of the two consecutive anniversaries of the date of grant provided that the director's service as a director with the Company continues through each anniversary. The Committee may, in its discretion, provide for a longer vesting period at the time the option is granted."

     4. In all other respects, the Plan shall remain unchanged by this Amendment.

     IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the day and year first above written.

                                            RAILAMERICA, INC.

Dated: ____________________________         By: _______________________________

                               RAILAMERICA, INC.
                       5300 BROKEN SOUTH BOULEVARD, N.W.
                           BOCA RATON, FLORIDA 33487

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
                                  COMMON STOCK

     The undersigned holder of Common Stock of RailAmerica, Inc., a Delaware corporation (the "Company"), hereby appoints Gary O. Marino and Donald D. Redfearn, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of the Company, to be held at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486, on Thursday, June 22, 2000, at 10:00 a.m., local time, or at any adjournments or postponements thereof.

                               (SEE REVERSE SIDE)


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) SET FORTH BELOW AND FOR THE OTHER PROPOSALS SET FORTH BELOW.

PROPOSAL 1. Election of John H. Marino, John M. Sullivan and William G. Pagonis as Class II Directors of the Company.

                  [ ] VOTE FOR ALL NOMINEES LISTED AT RIGHT, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S) (IF ANY).

                  [ ]  VOTE WITHHELD from all nominees.

PROPOSAL 2. To approve the amendment of the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000 shares.

                  [ ]  FOR            [ ]  AGAINST        [ ] ABSTAIN

PROPOSAL 3. To approve and adopt the amendments to the Company's 1998 Executive Incentive Compensation Plan.

                  [ ]  FOR            [ ]  AGAINST        [ ] ABSTAIN

PROPOSAL 4. To approve and adopt the amendments to the Company's 1995 Non-Employee Directors Stock Option Plan.


                  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2000 Annual Meeting, or at any adjournments or postponements thereof.

                          (CONTINUED FROM OTHER SIDE)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1999 Annual Report to Stockholders.

                                       DATED: _________________________  , 2000



                                       ________________________________________
                                                     (SIGNATURE)



                                       ________________________________________
                                              (SIGNATURE IF HELD JOINTLY)

                                       IMPORTANT:  Please sign exactly as your
                                       name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       PLEASE MARK, SIGN AND DATE THIS PROXY
                                       CARD AND PROMPTLY RETURN IT IN THE
                                       ENVELOPE PROVIDED. NO POSTAGE NECESSARY
                                       IF MAILED IN THE UNITED STATES.